EXHIBIT 4

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                                   AGWAY, INC.

                        EMPLOYEES' THRIFT INVESTMENT PLAN
























Amended and Restated as of May 17, 1999



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                                   AGWAY, INC.
                        EMPLOYEES' THRIFT INVESTMENT PLAN
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Section 1 - Definitions........................................................................................   1
-----------------------

Section 2 - Participation and Enrollment.......................................................................   8
----------------------------------------
        2.01      Continued Participation......................................................................   8

        2.02      Eligibility..................................................................................   8

        2.03      Enrollment Procedures........................................................................   9

        2.04      Termination of Participation and Reemployment................................................   9

        2.05      Effect of Leave of Absence...................................................................  10

        2.06      Change of Employment Status..................................................................  10


Section 3 - Participants' Investments..........................................................................  10
-------------------------------------
        3.01      Regular Investments..........................................................................  10

        3.02      Additional Pre-Tax Investments...............................................................  11

        3.03      Additional After-Tax Contributions...........................................................  11

        3.04      Change of Participant Investments............................................................  11

        3.05      Payment to Trustee...........................................................................  11

        3.06      Rollover Investments.........................................................................  12

        3.07      Transferred Investments......................................................................  12


Section 4 - Company Contributions..............................................................................  12
---------------------------------
        4.01      Guaranteed Contributions and Bonus Contributions.............................................  12

        4.02      Contributions in Stock.......................................................................  13

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Section 5 - Limitations on Contributions.......................................................................  14
----------------------------------------
        5.01      Limitation on Pre-Tax and Additional Pre-Tax Investments.....................................  14

        5.02      Application of Actual Deferral Percentage Test...............................................  16

        5.03      Adjustments to Comply with the Actual Deferral Percentage Test...............................  19

        5.04      Application of Average Contribution Percentage Test..........................................  21

        5.05      Adjustments to Comply with the Average Contribution Percentage
                  Test.........................................................................................  25

        5.06      Limit on Annual Addition.....................................................................  27


Section 6 - Investment of Participants' Investments and Company Contributions..................................  30
-----------------------------------------------------------------------------
        6.01      Allocation of Investments....................................................................  30

        6.02      Change of Investment Election................................................................  30

        6.03      Participant Responsible for Investments......................................................  30

        6.04      Transfers of Investments.....................................................................  30

        6.05      Valuation of Investments.....................................................................  31

        6.06      Company Contributions Ineligible for Transfer................................................  31


Section 7 - Investment Funds...................................................................................  31
----------------------------
        7.01      Company Security Fund........................................................................  31

        7.02      Stock Fund...................................................................................  32

        7.03      Bond Fund....................................................................................  32

        7.04      Cash Fund....................................................................................  32

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Section 8 - Maintenance and Valuation of Participants' Accounts................................................  32
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        8.01      Participant Accounts.........................................................................  32

        8.02      Valuation....................................................................................  32

        8.03      Special Valuation July 1, 1984...............................................................  33

        8.04      Rollover and Transferred Investments.........................................................  33


Section 9 - Vesting of Participants' Investments and Company Contributions.....................................  33
--------------------------------------------------------------------------
        9.01      Vesting of Participant Investments...........................................................  33

        9.02      Vesting of Company Contributions after May 17, 1999..........................................  33

        9.03      Vesting of Company Contributions before May 17, 1999.........................................  33


Section 10 - Withdrawal or Suspension of Participants' Investments  and  Company
--------------------------------------------------------------------------------
        Contributions While Employed...........................................................................  34
        ----------------------------
        10.01     Withdrawals of Rollover and Transferred Investments..........................................  34

        10.02     Withdrawals While Employed...................................................................  34

        10.03     Withdrawals After Age 59 1/2.................................................................  35

        10.04     Hardship Withdrawals.........................................................................  35

        10.05     Notification Requirement.....................................................................  37


Section 11 - Loans to Participants.............................................................................  37
----------------------------------
        11.01     Authorization................................................................................  37

        11.02     Application Requirement......................................................................  37

        11.03     Criteria for Approval........................................................................  38

        11.04     Maximum Loan.................................................................................  38

        11.05     Minimum Loan.................................................................................  38

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Section 12 - Withdrawal  of  Participants' Investments &  Company  Contributions
--------------------------------------------------------------------------------
        Upon Termination of Employment.......................................................................... 39
        ------------------------------
        12.01     Single Sum Payment...........................................................................  39

        12.02     Installment Payments Following Retirement....................................................  39

        12.03     Cash-Outs....................................................................................  40

        12.04     Random, Non-Periodic Withdrawals.............................................................  40

        12.05     Effect of Plan Termination or Sale of Company................................................  40

        12.06     Effect of Participant's Death Prior to Election..............................................  41

        12.07     Required Beginning Date......................................................................  41

        12.08     Eligible Rollover Distributions..............................................................  42

        12.09     Beneficiary Designations.....................................................................  42

        12.10     Payments on Behalf of Participants...........................................................  43

        12.11     Compliance with Code Section 401(a)(9).......................................................  43

        12.12     Distribution of Midstate and Seedway Assets..................................................  43


Section 13 - Disbursements From Funds..........................................................................  44
-------------------------------------
        13.01     Company Security Fund........................................................................  44

        13.02     Stock, Bond and Cash Funds...................................................................  44

        13.03     Time of Distribution.........................................................................  44


Section 14 - Trust Fund........................................................................................  45
-----------------------
        14.01     Appointment of Trustees; Execution of Trust Agreements.......................................  45

        14.02     Investments by the Trustee...................................................................  45

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Section 15 - Administration....................................................................................  45
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        15.01     Administration Committee.....................................................................  45

        15.02     Investment Committee.........................................................................  45

        15.03     Named Fiduciaries............................................................................  45

        15.04     Committee Action and Compensation............................................................  46

        15.05     Committee Authority and Delegation...........................................................  46

        15.06     Asset Management Authority of Investment Committee...........................................  46

        15.07     Discretionary Authority of Administration Committee..........................................  47

        15.08     Standard of Committee Conduct................................................................  48

        15.09     Claims Procedures............................................................................  48


Section 16 - General Provisions................................................................................  48
-------------------------------
        16.01     Exclusive Benefit............................................................................  48

        16.02     No Alienation or Assignment..................................................................  48

        16.03     Risk Assumed by Participant..................................................................  49

        16.04     Plan Amendment or Termination................................................................  49

        16.05     Plan Expenses................................................................................  49

        16.06     Effect of Plan on Employment Rights..........................................................  49

        16.07     Participant Information......................................................................  50

        16.08     Plan Merger, Consolidation or Transfer.......................................................  50


Section 17 - Qualified Domestic Relations Orders...............................................................  50
------------------------------------------------
        17.01     General......................................................................................  50

        17.02     Required Provisions..........................................................................  50

        17.03     Prohibited Provisions........................................................................  51

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        17.04     Payments after Earliest Retirement Age.......................................................  51

        17.05     Plan Procedures..............................................................................  52
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Section 18 - Top-Heavy Requirements............................................................................  53
-----------------------------------
        18.01     General Rules................................................................................  53

        18.02     Determination of Top-Heaviness...............................................................  54

        18.03     Top-Heavy Vesting Schedule...................................................................  58

        18.04     Minimum Required Contribution................................................................  59

        18.05     Maximum Annual Addition under Super Top-Heavy Plan...........................................  60

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                                                                   Appendix AA-1

                                                                   Appendix BB-1

                                   AGWAY, INC.
                        EMPLOYEES' THRIFT INVESTMENT PLAN


                    Originally effective as of October 1, 1965, Agway, Inc. established a savings plan for Employees known as the Agway Employees' Incentive Thrift Plan. The name of the plan was changed in 1984 to the Agway, Inc. Employees' Thrift Investment Plan (the Plan). The purposes of the Plan are to stimulate personal savings on the part of the employees by furnishing them with an incentive through contributions by the Company matching a portion of their savings, to give employees an opportunity to acquire securities of the Company and become more interested in Company affairs, to provide additional funds at retirement to supplement the benefits provided under any Agway retirement plan and to provide an additional source of funds prior to retirement in the event of need. Agway, Inc. hereby amends and restates the Plan, effective as of May 17, 1999, unless otherwise stated, in accordance with the following terms and conditions. The Plan is intended to qualify as a profit sharing plan that includes a cash or deferred arrangement within the meaning of Code Section 401(k).


     Section 1 - Definitions
     -----------------------

1.01 "Additional After-Tax Contributions" shall mean that portion of a Participant's Investments made on a Compensation deduction basis prior to July 1, 1984, which were in excess of 6% of the Participant's Compensation and which were not matched by Company Contributions. Effective July 1, 1987, Additional After-Tax Contributions also shall include that portion of a Participant's Investments made on a Compensation deduction basis on and after July 1, 1987, which are in excess of 6% of the Participant's Compensation and which are not matched by Company Contributions. Additional After- Tax Contributions are described further in Section 3.03.

1.02 "Additional Pre-Tax Investments" shall mean that portion of a Participant's Investments made on a Compensation reduction basis on and after July 1, 1984, which are in excess of 6% of the Participant's Compensation and which are not matched by Company Contributions. Additional Pre-Tax Investments are described further in Section 3.02.

1.03     "Administration   Committee"   means   the   Employee   Benefit   Plans
         Administration Committee of Agway, Inc., which is the committee responsible for the general administration of the Plan as provided in
         Section 15.

1.04 "After-Tax Investments" means the contributions made by a Participant to the Plan on a Compensation deduction basis pursuant to Section 3.01(a).

1.05     "Board of Directors" means the Board of Directors of Agway, Inc.

1.06     "Bond Fund" means the Investment Fund described in Section 7.03.

1.07 "Bonus Contribution" means the discretionary Company Contribution in excess of 10% of a Participant's Regular Investments that may be made pursuant to Section 4.01.

1.08     "Cash Fund" means the Investment Fund described in Section 7.04.

1.09 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and applicable implementing regulations and rulings. References to any section of the Code shall include any applicable successor section or provision.

1.10 "Company" means Agway, Inc. and any successor by purchase, merger or otherwise; and any such of its subsidiaries and affiliates (or divisions thereof) as shall, from time to time, be authorized by the Board of Directors to participate in the Plan, provided such subsidiary or affiliate (or division) is authorized by its board of directors to participate and makes or causes to be made contributions as provided herein with respect to each Participant in the Plan who is its employee. Entities participating in the Plan shall be identified on Appendix A to the Plan.

1.11 "Company Contributions" means the amount of Guaranteed Contributions and Bonus Contributions which the Company pays into the Plan in accordance with the terms of Section 4.

1.12     "Company Security Fund" means the Investment Fund  described in Section
         7.01.

1.13     "Compensation"

         (a) Compensation means the basic wages, salaries and other amounts received by a Participant in cash for personal services actually rendered in the course of employment with the Company to the extent that the amounts are includable in gross income (including,but not limited to, commissions paid sales persons, variable compensation, and compensation for services on the basis of a percentage of profits), excluding amounts paid as awards,incentives, bonuses, overtime and Company contributions to a plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed. Compensation of a Participant also shall include elective deferrals made by the Participant pursuant to Code Sections 125, 401(k) or 402. Notwithstanding the foregoing, in the case of a Participant who is employed by Telmark LLC, and who is not a Highly Compensated Employee, Compensation also shall include overtime.
                                       -2-


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         (b)      The  annual  Compensation  of each Employee taken into account
                  under  the  Plan  shall  not  exceed  the  "OBRA  '93   annual
                  compensation limit." The "OBRA '93 annual compensation limit" is $150,000, as adjusted by the Commissioner of the Internal Revenue Service for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost -of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined(determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

1.14 "Current Market Value" of securities held by the Trustee under the Plan shall be determined by the Trustee at their last published sale price on the New York Stock Exchange or any other stock exchange or exchanges, or, if no sale shall have been recorded in the case of over-the-counter quotations, the last bid price at the close of business on the day as of which the valuation is made or, if it be a holiday, on the last business day preceding or as reported by a report of such transactions in common use. If a security is listed on two or more exchanges, the Trustee shall determine from time to time the particular exchange which shall be used for purposes of this paragraph. The value of any security which is not listed or dealt in on any exchange shall be determined from any published quotations of sale price or bid price which may be available to the Trustee, or, in the discretion of the Trustee, quotations by a reputable broker dealing in such securities may be used. Investments which are not currently quoted shall be appraised at their fair market value in the opinion of the Trustee. Any valuation made by the Trustee as herein provided shall be conclusive as to the value of the trust (subject to deduction of expenses or other obligations of the trust fund) and shall be binding upon all persons interested in the Plan.

1.15 "Employee" means any person who has applied for and been hired in an employment position as a common law employee of the Company; provided, however, that an Employee shall not include any individual who is not so recorded on the payroll records of the Company, including any such person who is subsequently reclassified by a court of law or regulatory body as a common law employee of the Company. For purposes of clarification only and not to imply that the preceding sentence would otherwise cover such person, the term Employee does not include any individual who performs services for the Company as an independent contractor, or under any other non-employee classification, nor does it include any non-resident alien who receives no earned income (within the meaning of Code Section 911(d)(2)) from the Company that constitutes income from sources in the United States (within the meaning of Code Section 861(a)(3)). The term Employee shall not include any individual included in a collective bargaining unit unless the collective bargaining agent for that unit has agreed to coverage
                                       -3-



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         under the Plan for one or more persons in that unit. In the case of any person who is a "leased employee" of the Company, as that term is defined under Code Section 414(n), the entire period during which such person has performed services for the Company, a Subsidiary or an Affiliate in such capacity shall be treated as continuous service hereunder for purposes of determining eligibility for participation and vesting under the Plan, except that such person shall not by reason of such status become a Participant under the Plan.

1.16 "Enrollment Date" means the first day of any pay period of the Company during which a Compensation deduction and/or reduction is made on behalf of a Participant.

1.17 "Guaranteed Contribution" means the Company Contribution of 10% of a Participant's Regular Investments that will be made pursuant to Section 4.01.

1.18 "Highly Compensated Employee" shall mean a highly compensated employee within the meaning of Code Section 414(q). As set forth below, the term "Highly Compensated Employee" includes highly compensated active employees and highly compensated former employees. In the following subsections, the term "determination year" means the current Plan Year.

         (a) Highly Compensated Active Employee: For Plan Years that begin before January 1, 1997, a highly compensated active employee includes any Employee who performs service for the Company during the determination year and who:

                  (i) Received compensation in excess of $75,000, as indexed pursuant to Code Section 414(q), during the determination year;

                  (ii) Received compensation in excess of $50,000, as indexed pursuant to Code Section 414(q), during the determination year, and was a member of the top-paid group for such year (generally, the top 20 percent of employees ranked on the basis of compensation);

                  (iii) Was an officer (as defined in Code Section 416(i)) of the Company and received compensation during the determination year that is greater than 50 percent of the dollar limitation in effect under Code Section 415(b)(1)(A) during the year (if no officer has satisfied this compensation requirement, the highest-paid officer shall be treated as a Highly Compensated Employee); or

                  (iv) Was a five-percent owner (as defined in Code Section 416(i)(1)) of the Company at any time during the determination year.

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                  For Plan Years that begin after  December  31,  1996, a highly compensated active employee includes any Employee who performs service for the Company during the Plan Year and who (I) for the preceding determination year, received compensation from the Company in excess of $80,000 (as adjusted by the Secretary of the Treasury), or (II) was a five-percent owner (as defined in Code Section 416(i)(1)) of the Company at any time during the determination year or the preceding determination year.

         (b) Highly Compensated Former Employee: A highly compensated former employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Company during the determination year and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

         (c)      Family  Member  Aggregation  Rule:  For  Plan Years that begin before January 1, 1997, if an Employee is, during a determination year, a family member of either: (i) a five-percent owner who is an active or former Employee or (ii) a Highly Compensated Employee who is one of the ten most highly-paid Highly Compensated Employees ranked on the basis of compensation paid by the Company during such year, then the family member and the five-percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the family member and five-percent owner or top - ten Highly Compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and five-percent owner or top-ten Highly Compensated Employee.

         (d) Incorporation of Section 414(q): The determination of who is a Highly Compensated Employee under the above rules, including the determinations of the number and identity of employees in the top-paid group, the top 100 employees, the number of employees treated as officers, the number and identity of family members, and the compensation that is considered, shall be made in accordance with the terms of Code Section 414(q), which are hereby incorporated by reference.

         (e) Calendar Year Election: The Company has elected to apply the above definition of Highly Compensated Employee by using calendar year data pursuant to Treasury Regulation Section 1.414(q)-1T, Q&A-14.

1.19     "Hour  of  Service"   shall  mean,   with  respect  to  any  applicable
         computation period, (i) each hour for which the Employee is paid or entitled to payment for the performance of duties for the Company, a

         Subsidiary or an Affiliate, (ii) each hour for which the Employee is paid or entitled to payment by the Company, a Subsidiary or an Affiliate on account of a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided that not more than 501 hours shall be credited for any such single continuous period, and (iii) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company, a Subsidiary or an Affiliate, excluding any hour credited under (i) or
         (ii). No hours shall be credited on account of any period during which the Employee performs no duties and receives payment solely for the purpose of complying with worker's compensation or unemployment compensation laws. Hours of Service also shall include hours credited during an approved but unpaid leave of absence and qualified military service to the extent required by Code Section 414(u).

         The Hours of Service to be so credited shall be determined pursuant to 29 Code of Federal Regulations Section 2530.200b-2(b) and (c) as promulgated by the United States Department of Labor.

1.20 "Investment Committee" means the Employee Benefit Plans Investment Committee of Agway, Inc., which is the committee responsible for the management of the assets of the Plan as provided in Section 15.

1.21 "Investment Fund" means the Company Security Fund, the Stock Fund, the Bond Fund, and/or the Cash Fund, as the context may require.

1.22 "Job Disability" or "Job Disabled" means a disability from bodily injury or disease by reason of which the Employee is totally incapacitated, mentally or physically, for the further performance of the Employee's duty with the Company, provided that a physician or physicians as may be designated by the Administration Committee shall certify, and the Administration Committee shall find, that such incapacity is likely to be permanent.

1.23     "Notification"

         (a) For purposes of changing the amount of Participant Investments pursuant to Section 3.04, changing the Investment Fund into which Participant Investments are directed pursuant to Section 6.02, and making transfers between Investment Funds pursuant to Sections 6.04 and 6.05, Notification means receipt by the Administration Committee or its designee of a properly completed instruction pursuant to the telephone, electronic or other instruction system established by the Administration Committee.

         (b) For purposes of benefit withdrawals and distributions pursuant to Section 10 and Section 12, Notification means (i) Administration Committee receipt of a properly completed form (provided by the Administration Committee) prior to the date
                                       -6-
                  the withdrawal or distribution will be paid, or (ii) receipt by the Administration Committee or its designee of a properly completed instruction pursuant to the telephone, electronic or other instruction system established by the Administration Committee.

1.24 "Participant" means any Employee or former Employee who has elected to participate in the Plan as provided in Section 2, and who (as of the date of determination) has not withdrawn, or received a distribution of, the Participant's entire interest in the Plan. In addition to individuals described in the preceding sentence, with respect to
         Rollover Investments, the term Participant shall include a former employee of the Company, or of a Subsidiary or Affiliate, who is eligible to receive an eligible rollover distribution (as defined in Code Section 402(c)(4)) from the Employees' Retirement Plan of Agway, Inc.; provided, however, that such former employee shall be a Participant in the Plan with respect to these rollover amounts only if and to the extent such eligible rollover distribution is rolled over, or directed, to this Plan.

1.25 "Participant's Investments" shall mean a Participant's Regular Investments, Additional Pre- Tax Investments, Additional After-Tax Contributions, Rollover Investments, and Transferred Investments, if any; provided, however, that Rollover Investments and Transferred
         Investments shall not be taken into account in determining the Guaranteed Contribution or Bonus Contribution to be made on behalf of the Participant.

1.26     "Plan Year" means a twelve (12)  month  period from July 1 through June
         30.

1.27 "Pre-Tax Investments" means the contributions made by a Participant on a Compensation reduction basis pursuant to Section 3.01(b).

1.28 "Regular Employee" means any Employee who, on the basis of his or her regular, stated work schedule is classified as a "Regular Employee" by the Company in accordance with Agway, Inc. Personnel Policy No. 104 (or any applicable successor policy).

1.29 "Regular Investments" shall mean that portion of the Participant's contributions as provided in Section 3.01, which are matched by Company Contributions as provided in Section 4.01.

1.30 "Retirement" means a Participant's separation from service with the Company upon or after the Participant's attainment of age 55 and the completion of twelve months of employment with the Company and/or a Subsidiary or Affiliate.
1.31 "Rollover Investments" shall mean that portion of a Participant's Investments which were transferred to this Plan either from another qualified plan or from a rollover individual retirement account pursuant to Section 3.06.

1.32 "Severance from Service Date" shall mean the earlier of (i) the date on which an Employee quits, retires, is discharged, or dies, or (ii) the first anniversary of the first date of an Employee's absence from service with the Company, a Subsidiary or an Affiliate for any reason other than (i) above.

1.33 "Spousal Consent" shall mean written consent given by a Participant's spouse to a designation by the Participant of a specified person as beneficiary, other than the Participant's spouse, to receive a benefit under the Plan following the Participant's death. Such consent must be duly witnessed by a Plan representative or notary public and shall acknowledge the effect on the spouse of the Participant's election. A spouse may not waive the right to consent to future changes in a Participant's designation of another beneficiary with respect to which the spouse's consent was obtained initially. A valid consent with respect to a specified beneficiary cannot be revoked. The requirement for Spousal Consent may be waived by the Administration Committee in accordance with applicable law.

1.34     "Stock Fund" means the Investment Fund described in Section 7.02.

1.35 "Subsidiary" or "Affiliate" means any company not participating in the Plan which is (a) a member of a controlled group of corporations or a group of trades or businesses under common control (as defined in Code Sections 414(b) and (c)) of which the Company is a member, (b) a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company, and (c) any other entity that must be aggregated with the Company under Code Section 414(o). The term controlled group of corporations has the meaning given in Code Section 1563(a), determined without regard to subsections (a)(4) and (e)(3)(C).


1.36 "Transferred Investments" shall mean that portion of a Participant's Investments which were transferred to this Plan from another qualified plan of the Company pursuant to Section 3.07. Transferred Investments shall include amounts received by the Plan from (a) the Retirement Plan for Salaried Employees of Eastern States Farmers' Exchange Incorporated, (b) the Midstate Potato Distributors Employees' Profit Sharing and Savings Plan, and (c) the Seedway Employees' Profit Sharing and Savings Plan.

1.37     "Trustee" means the Trustee provided for in Section 14.

1.38 "Valuation Date" means each business day on which the New York Stock Exchange is open for the public trading of securities. For Plan transactions, values shall be determined as of the end of the applicable Valuation Date.

1.39 "Year of Eligibility Service" shall mean a 12-month "computation period" during which the Employee has completed 1,000 Hours of Service. The first computation period for any Employee is the 12-consecutive-month period that begins on the date the Employee first performs an Hour of Service ("employment commencement date"). Succeeding 12- month computation periods begin on the first day of each Plan Year, starting with the first Plan Year that begins after the employment commencement date.


     Section 2 - Participation and Enrollment
     ----------------------------------------

2.01       Continued Participation
           -----------------------
         Any Employee who was a Participant in the Plan on May 16, 1999 shall continue to be a Participant on and after May 17, 1999, subject to the other terms and conditions of the Plan.

2.02       Eligibility
           -----------


         (a) After May 16, 1999, any Regular Employee may become a Participant on any Enrollment Date following the Employee's date of employment with the Company and the Employee's completion of the enrollment procedures established by the Administration Committee in accordance with Section 2.03.

         (b) Any Employee who is not a Regular Employee may become a Participant on any Enrollment Date following the date the Employee completes a Year of Eligibility Service and completes the enrollment procedures established by the Administration Committee in accordance with Section 2.03.

         (c) In applying the above requirements, an Employee's service with any Subsidiary or Affiliate shall be taken into account.

         (d) Any person included in a unit of employees covered by a collective bargaining agreement (as defined in Code Section
                  7701)) between Employee representatives and the Company or a Subsidiary or Affiliate shall not be eligible to participate in the Plan, unless such collective bargaining agreement expressly provides for the inclusion of such persons as Participants in the Plan.

         (e) Notwithstanding the foregoing of this Section 2.02, an Employee who is eligible to make or receive a contribution under a separate tax-qualified retirement plan maintained for the benefit of Employees employed at a specified division, operation or subsidiary of the Company shall not be eligible to participate in this Plan. The preceding exclusion from participation in this Plan also shall apply to Employees who may become covered by the separate plan maintained for division employees after satisfying that plan's age and service requirements for eligibility. Notwithstanding the foregoing of this Section 2.02(e), an Employee employed at the Country Best Florida division of Agway Consumer Products, Inc. or at the Seedway division of the Company shall be eligible to participate in this Plan effective as of the later of (i) the date the Employee satisfies the other eligibility and participation requirements of this Plan, or (ii) January 1, 1998.

2.03       Enrollment Procedures
           ---------------------
         The Administration Committee shall establish (and, in its discretion, may modify) telephone, electronic or other procedures pursuant to which an eligible Employee may (a) enroll or re-enroll in the Plan, and (b) authorize the reduction or deduction of Regular Investments, Additional Pre- Tax Investments and Additional After-Tax Investments from the Employee's Compensation.

2.04       Termination of Participation and Reemployment
           ---------------------------------------------
         A Participant shall cease to be a Participant on the date the Participant terminates employment with the Company, a Subsidiary or an Affiliate unless the Participant is entitled to benefits under the Plan, in which event the Participant's participation shall terminate when those benefits are distributed to him. A Participant who terminates employment and subsequently becomes an Employee, shall be eligible to re-enroll in the Plan immediately upon again becoming an Employee and satisfying the requirements of Section 2.03.

2.05

Effect of Leave of Absence
--------------------------


         (a) An Employee shall retain the status of a Participant in the Plan, even though not contributing to the Plan, while on an approved leave of absence as defined in Agway, Inc. Personnel Policy No. 600 (or any applicable successor policy).

         (b) Upon return from such an approved leave of absence, the Participant's Investments shall be resumed immediately without election on the Participant's part, subject to the suspension provisions of Section 10.

         (c) Notwithstanding any contrary term or provision of the Plan, the Plan shall be administered in accordance with the Family and Medical Leave Act and the Uniformed Services Employment and Reemployment Rights Act.

2.06       Change of Employment Status
           ---------------------------
         A Participant who remains in the employ of the Company, a Subsidiary, or an Affiliate but who ceases to be an Employee shall continue to be a Participant in the Plan but shall not be eligible to make any Participant Investments or receive allocations of Company Contributions while the Participant's employment status is other than as an Employee.


     Section 3 - Participants' Investments
     -------------------------------------

3.01       Regular Investments
           -------------------
         Subject to the limitations of Section 5, a Participant may elect to make Regular Investments to the Plan of 1% to 6%, in multiples of 1%, of the Participant's Compensation. A Participant's Regular Investments shall be made to the Plan in one, or a combination, of the following methods as shall be elected by the Participant:

         (a)      After-Tax  Investments.  Under this method,  the Participant's
                  ----------------------
                  Regular Investments shall be made by way of Compensation deductions in a manner to be determined by the Administration Committee.

         (b)      Pre-Tax Investments.  Under this method, a Participant may, in
                  -------------------
                  lieu of making all or a percentage of the Participant's Regular Investments as After-Tax Investments under paragraph
                  (a) above, elect to have the Participant's subsequent Compensation reduced, and have that amount contributed to the Plan by the Company.

3.02       Additional Pre-Tax Investments
           ------------------------------
         Subject to the limitations of Section 5, a Participant who has elected to make the maximum amount of Regular Investments under Section
         3.01 may elect to make Additional Pre-Tax Investments of not less than 1% and not more than 9%, in multiples of 1%, of the Participant's Compensation, as elected by the Participant, or in such additional amounts above 9% as allowed under rules adopted by the Administration Committee and uniformly applicable to all Participants similarly situated, provided that the Additional Pre-Tax Investments so elected, when added to the Regular Investments elected under Section 3.01 and the Additional After-Tax Contributions elected under Section 3.03 do not exceed 15% of the Participant's Compensation, in the aggregate. Such Additional Pre-Tax Investments shall be made by Compensation reduction and shall be contributed to the Plan by the Company. A
         Participant may not make Additional Pre-Tax Investments during a payroll period unless the Participant also is making the maximum amount of Regular Investments under Section 3.01.

3.03       Additional After-Tax Contributions
           ----------------------------------
         Subject  to  the  limitations  of  Section  5, a   Participant  who has
         elected to make the full amount of Regular  Investments  under  Section
         3.01 may elect to make Additional After-Tax Contributions of not less than 1% and not more than 9%, in multiples of 1%, of the Participant's Compensation, as elected by the Participant, or in such additional amounts above 9% as allowed under rules adopted by the Administration Committee and uniformly applicable to all Participants similarly situated, provided that the Additional After-Tax Contributions so elected, when added to the Regular Investments elected under Section
         3.01 and the Additional Pre-Tax Investments elected under Section 3.02 do not exceed 15% of the Participant's Compensation, in the aggregate. Such Additional After-Tax Contributions shall be made by Compensation deduction and shall be contributed to the Plan by the Company. A Participant may not make Additional After-Tax Contributions during a payroll period unless the Participant also is making the maximum amount of Regular Investments under Section 3.01.

3.04       Change of Participant Investments
           ---------------------------------
         A Participant may change the amount of the Participant's Investments by providing the Administration Committee (or its designee) with Notification. The effective date for a change in a Participant's
         Investments shall be the beginning of the pay period immediately following the Administration Committee's (or its designee's) receipt of Notification. A change in a Participant's Investments pursuant to this
         Section 3.04 shall not affect any Compensation deduction required to repay a Plan loan.

3.05       Payment to Trustee
           -------------------
                                      -12-

         Participant Investments for any month will be paid by or in respect of the Company to the Trustee as soon as reasonably feasible, but in no event later than the 15th business day of the month that follows the month during which the Compensation deduction or reduction is made.

3.06       Rollover Investments
           --------------------
         . With the permission of the Administration Committee granted under rules adopted by said Committee and uniformly applicable to all Participants similarly situated, and without regard to any limitations on contributions set forth in Section 5, the Plan may receive from or on behalf of a Participant, in cash, any amount distributable to or previously received by the Participant from a qualified plan, either directly from such qualified plan, directly from the Participant within 60 days after such receipt, or indirectly from a rollover individual retirement account within the time prescribed by applicable law, provided that (i) such amount includes no assets other than those attributable to employer contributions and earnings on employee contributions under plans qualified under Section 401(a) of the Code,
         (ii) such amount includes no assets which are attributable to contributions made while the Participant was a key employee in a top-heavy plan, as those terms are defined in Section 416 of the Code; and (iii) such amount is not subject to the joint and survivor annuity or pre-retirement survivor annuity requirements of Code Section 401(a)(11).

3.07       Transferred Investments
           -----------------------


         (a) With the permission of the Administration Committee granted under rules adopted by said Committee and uniformly applicable to all Participants similarly situated, and without regard to any limitations on contributions set forth in Section 5, the Plan may accept from another qualified plan of the Company an amount which either is transferred to this Plan for the account of the Participant or which the Participant elects to have transferred for the Participant's account.

         (b) As of September 1, 1998, assets of the Midstate Potato Distributors Employees' Profit Sharing and Savings Plan ("Midstate Plan") and assets of the Seedway Employees' Profit Sharing and Savings Plan ("Seedway Plan") were transferred to this Plan pursuant to a merger of the Midstate Plan and the Seedway Plan into this Plan. The benefits of affected Participants that were merged into this Plan from the Midstate Plan and/or the Seedway Plan (i)shall be fully vested and non-forfeitable by Participants, (ii) shall be accounted for separately for each affected Participant,(iii) may be invested in any of the Investment Funds as directed by the Participant in accordance with Section 6, and (iv) shall be distributed in accordance with Section 12.12.

     Section 4 - Company Contributions
     ---------------------------------


4.01       Guaranteed Contributions and Bonus Contributions
           ------------------------------------------------



         (a) The Company shall contribute to the Plan on behalf of each of its participating Employees an amount equal to at least 10%, but not more than 50% of the Regular Investments, not in excess of 6% of the Participant's Compensation, made for each payroll period by or on behalf of each such Participant. The Guaranteed Contribution of 10% of Regular Investments for each payroll period shall be paid to the Trustee promptly after the payment of the Participant's Investments for such payroll period, and shall be allocated to the Participant's Company Security Fund. The discretionary Bonus Contribution, if any, above 10% of the Regular Investments shall be paid in
                  accordance   with  the  terms  and  conditions  described  in
                  subsections (b) and (c) below and shall be paid no later than the time prescribed by law for filing the federal income tax return for the Company for the applicable tax year (including extensions thereof). The discretionary percentage contribution may be paid without regard to current or accumulated earnings and profits, as determined by the Board of Directors.

         (b) Bonus Contributions, if any, shall be allocated to the Company Security Fund of each Participant who made Participant Investments during the Plan Year to which the Bonus Contribution relates and who has not withdrawn (or received a distribution of) the Participant's entire interest in the Plan as of the last day of the month during which the Bonus
                  Contribution was authorized by the Board of Directors; provided, however, that a vested former Employee who has withdrawn (or received a distribution of) his or her entire interest in the Plan as of the last day of the month during which the Bonus Contribution was authorized shall receive an allocation of the Bonus Contribution, based upon his or her Participant Investments made during the Plan Year to which the Bonus Contribution relates.

         (c) In the event that the Board of Directors authorizes a Bonus Contribution to be applied prospectively during any Plan Year, the Bonus Contribution rate is to become effective beginning with the pay period immediately following the first of the next ensuing calendar month.

         (d) Notwithstanding the foregoing of this Section 4.01, the amount or percentage of any Bonus Contribution to be made on behalf of Participants employed at the Country Best Florida division of Agway Consumer Products, Inc. shall be determined by the board of directors of Agway Consumer Products, Inc. Any Bonus Contribution authorized pursuant to this subsection (d) shall be allocated in the manner described in subsections (b) and (c) above.

4.02       Contributions in Stock
           ----------------------

         In satisfaction of its obligations under Section 4.01, the Company may, at its option, deliver treasury stock or authorized and unissued shares of cumulative preferred stock of the Company at the aggregate Current Market Value of the stock so delivered on the date of delivery.

     Section 5 - Limitations on Contributions
     ----------------------------------------


5.01       Limitation on Pre-Tax and Additional Pre-Tax Investments
           --------------------------------------------------------
 .

         (a) Compensation Deferral Cap: This Plan shall not accept Pre-Tax Investments or Additional Pre-Tax Investments in excess of the "Compensation Deferral Cap" for each Participant for the Participant's taxable year.

                  "Compensation Deferral Cap" means the limit on Pre-Tax Investments, Additional Pre-Tax Investments and other elective deferrals that can be made for a Participant for the Participant's taxable year. The Compensation Deferral Cap is a base amount of $7,000, adjusted as of each January 1 in accordance with Code Section 402(g)(5).

                  As further set forth in Code Section 402(g), the Compensation Deferral Cap applies to a Participant's total elective deferrals, not only Pre-Tax Investments and Additional Pre-Tax Investments. For this purpose, the term "elective deferrals" means:

                  (i)      Elective  contributions  under  any qualified cash or
                           deferred   arrangement  within  the  meaning  of Code
                           Section 401(k);

                  (ii) Company contributions to any simplified employee pension plan within the meaning of Code Sections 408(k) or 402(h)(1)(B);

                  (iii) Company contributions, pursuant to a salary reduction agreement, to any annuity contract within the meaning of Code Section 403(b);

                  (iv)     Deductible   employee   contributions  to  any  trust
                           described in Code Section 501(c)(18); and

                  (v) Compensation deferred under any deferred compensation plan within the meaning of Code Section 457(b).

                  The Compensation Deferral Cap applies to such arrangements of all employers, not only to arrangements of the Company and its Subsidiaries and Affiliates. To the extent provided in proposed Treasury regulation Section 1.402(g)-1, the Compensation Deferral Cap may be increased for certain Employees who make elective deferrals to an annuity within the meaning of Code Section 403(b).

         (b) Distribution of Excess Deferrals: Although the Plan will not accept Pre-Tax Investments or Additional Pre-Tax Investments above the Compensation Deferral Cap, a Participant may have excess deferrals when the Participant's elective deferrals under all the above arrangements are added together at the end of the Participant's taxable year. (Any excess amounts returned pursuant to comply with Code Section 415 are not counted as elective deferrals.) If this situation arises, the excess deferrals shall be deemed to have been distributed to the Participant and reinvested in the Plan as After-Tax Investments to the extent required to obtain any Company matching contributions pursuant to Section 4.01. If there are remaining excess deferrals, the Participant may request the Administration Committee to distribute all or part of the excess deferrals from this Plan. Any such request shall be made and complied with in accordance with the following terms and conditions:

                  (i) The Participant must request the distribution in writing, after the Participant's taxable year has ended, but no later than the following March 1. However, to the extent the Participant has excess deferrals when only deferrals under this Plan and any other plans of the Company (and its Subsidiaries and Affiliates) are taken into account, the Participant will be deemed to have requested a distribution of such excess deferrals. The Administration Committee shall determine the amount of excess deferrals to be distributed from each plan.

                  (ii) Any written request must specify the amount of the Pre-Tax Investments and Additional Pre-Tax Investments that are being designated as excess deferrals for distribution. The designated amount cannot be greater than the Pre-Tax Investments and Additional Pre-Tax Investments that were made for the taxable year in question.

                  (iii) Following a request that satisfies the above requirements (including a deemed request under subsection (i) above), the Administration Committee shall distribute the excess deferrals, and allocable income, to the Participant by the first April 15 after the Participant's taxable year ends.

                  (iv) For purposes of subsection (iii) above, the income allocable to excess deferrals is equal to the sum of the allocable gain or loss for the taxable year of the Participant plus the allocable gain or loss for the period between the end of the taxable year and the date of the distribution. The Plan may use any reasonable method for computing the income allocable to excess deferrals provided that the method (A) does not violate Code Section 401(a) (4), (B) is used consistently for all Participants and for all corrective distributions under the Plan for a Plan Year, and (C) is used by the Plan for allocating income to Participants' accounts. Alternatively, the Plan may use any method for computing income allocable to excess deferrals which is specified in Treasury regulation Section 1.402(g)-1(e)(5) or other guidance issued by the Internal Revenue Service. Any distribution of less than the Participant's full excess deferrals and allocable income will be treated as a pro rata distribution of excess deferrals and
                                  --------
                           income.


         (c)      Coordination  with   Distribution  of  Excess   Contributions:
                  Notwithstanding the above provisions of this Section, the amount of excess deferrals that may be distributed to a Participant shall be reduced by any Excess Contributions previously distributed to the Participant or recharacterized pursuant to Section 5.03.

         (d) Incorporation of Section 402(g) by Reference: In addition to the specific provisions set forth above, the terms of Code
                  Section 402(g), and implementing regulations are hereby incorporated by reference into this Plan.

5.02       Application of Actual Deferral Percentage Test
           ----------------------------------------------


         (a)      Actual  Deferral  Percentage  Test:  For each Plan  Year,  the
                  Actual Deferral  Percentage (see subsection (b) below) for the
                                               ---
                  group of Participants who are Highly Compensated Employees and
                  the Actual Deferral Percentage for the group of Participants who are not Highly Compensated Employees shall satisfy one of the following two tests.

                  (i) General Rule: The Actual Deferral Percentage for the group of Participants who are Highly Compensated Employees shall not be more than 1.25 times the Actual Deferral Percentage for the group of Participants who are not Highly Compensated Employees.

                  (ii) Alternative Test: The Actual Deferral Percentage for the group of Participants who are Highly Compensated Employees shall not be more than two percentage points greater than the Actual Deferral Percentage for the group of Participants who are not Highly Compensated Employees. In order to use this alternative test, the Actual Deferral Percentage for the group of Participants who are Highly Compensated Employees must not be more than twice the Actual Deferral Percentage for the group of Participants who are not Highly Compensated Employees.

                  (iii)    Testing Period:  For purposes of applying the General
                           --------------
                           Rule and Alternative Test described above, (A) for Plan Years that began before January 1, 1997, the Actual Deferral Percentage for the group of Participants who are Highly Compensated Employees is compared to the Actual Deferral Percentage for the group of Participants who are not Highly Compensated Employees in the same Plan Year, and (B) for Plan Years that begin after January 1, 1997, the Actual Deferral Percentage for the group of Participants who are Highly Compensated Employees for the current Plan Year is compared to the Actual Deferral Percentage for the group of Participants who were not Highly Compensated Employees for the prior Plan Year.

                  Notwithstanding the above provisions, the terms of Treasury regulation Section 1.401(m)-2 shall be applied to prevent multiple use of the alternative test in subsection (ii) above and Section 5.04(a)(ii) below to satisfy both the Actual Deferral Percentage Test and Average Contribution Percentage Test.

         (b) Actual Deferral Percentage: For both the above tests, the Actual Deferral Percentage for the group of Participants who are Highly Compensated Employees and the Actual Deferral Percentage for the group of Participants who are not Highly Compensated Employees shall be the average of the following actual deferral ratios, calculated separately for each Participant in the respective group:

                  (i) The amount of "Company contributions" (as explained below) actually paid over to the Plan on behalf of such Participant for the Plan Year, to

                  (ii) The Participant's "Statutory Compensation" for the Plan Year.

                  In making the foregoing calculations, "Company contributions" on behalf of any Participant shall include Pre-Tax Investments and Additional Pre-Tax Investments made pursuant to the Participant's deferral election (including excess deferrals of Highly Compensated Employees), but exclude (A) excess deferrals of Participants who are not Highly Compensated Employees that arise solely from Pre-Tax Investments and Additional Pre-Tax Investments and any elective deferrals made under any other plans of the Company, and (B) any Pre-Tax Investments and Additional Pre-Tax Investments that are taken into account in the contribution percentage test described in Section 5.04 if it needs to be performed (provided the Actual Deferral Test is satisfied both with and without excluding the Pre-Tax Investments and Additional Pre-Tax Investments).

                  "Statutory Compensation" means a Participant's compensation, determined under any definition that satisfies Code Section 414(s), and shall be used in performing the actual deferral percentage test and the average contribution percentage test. For any given year, the same definition of Statutory Compensation shall be applied to all Participants in performing the tests.

                  In determining Actual Deferral Percentages, the actual deferral ratio is zero for an Employee who is eligible to elect, but who does not elect, Pre-Tax Investments and Additional Pre-Tax Investments for a Plan Year. Statutory Compensation shall be taken into account only for the part of a Plan Year in which the Employee is eligible to participate in the Plan. If the Actual Deferral Percentage Test is not satisfied initially, corrective actions shall be taken pursuant to Section 5.03 until the test is satisfied.

         (c)      Applying the Actual Deferral Percentage Test:

                  (i) Calculation: The actual deferral ratio for each Participant and the Actual Deferral Percentage for each group shall be calculated to the nearest one-hundredth percent.

                  (ii) Family Member Aggregation Rule: For Plan Years that begin before January 1, 1997, for purposes of determining the actual deferral ratio of a Participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Pre - Tax Investments, Additional Pre - Tax Investments and Compensation of such Participant shall include the Pre-Tax Investments, Additional Pre - Tax Investments and Compensation for the Plan Year of the Participant's family members (as defined in Code Section 414(q)(6)). Family members with respect to such Highly Compensated Employees shall be disregarded as separate Employees in determining the Actual Deferral Percentage both for Participants who are not Highly Compensated Employees and for Participants who are Highly Compensated Employees.

                  (iii) Aggregation of Plans: In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section 5 shall be applied by determining the Actual Deferral Percentage of

                           Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code
                           Section 401(k) only if they have the same Plan Year and employ the same Actual Deferral Percentage testing method. All cash or deferred arrangements included in a plan are treated as a single cash or deferred arrangement, except as otherwise provided under Treasury regulations.

                  (iv)     Aggregation   of   Highly   Compensated   Participant
                           Contributions: The actual deferral ratio for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have salary
                           reduction   contributions   allocated   to   the
                           Participant's account under two or more arrangements described in Code Section 401(k), that are maintained by the Company (or Subsidiary or an Affiliate), shall be determined as if such salary reduction contributions were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Treasury regulations promulgated under Code
                           Section 401(k).

                  (v) Plan Year to which Contributions Relate: For purpose of determining the Actual Deferral Percentage test, salary reduction contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which the contributions relate.

                  (vi) Company Records: The Company shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage test.

                  (vii) Other Requirements: The determination and treatment of Actual Deferral Percentage amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         (d) Incorporation of Section 401(k) by Reference: In addition to the specific provisions set forth above, the terms of Code
                  Section 401(k) are hereby incorporated by reference.

5.03       Adjustments to Comply with the Actual Deferral Percentage Test
           --------------------------------------------------------------

         The Administration Committee shall exercise one or more of the following options, at its discretion, to assure the Plan's compliance with the Actual Deferral Percentage test. All such actions shall be taken in a uniform and nondiscriminatory manner.

         (a) Modification of Elections: The Administration Committee may suspend or reduce Pre-Tax Investments and/or Additional Pre-Tax Investments of Highly Compensated Employees, despite their elections.

         (b) Distribution of Excess Contributions: Pre-Tax Investments and Additional Pre-Tax Investments that exceed the Actual Deferral Percentage allowable for Participants who are Highly
                  Compensated Employees shall be referred to as "Excess Contributions." The Administration Committee may distribute Excess Contributions, and allocable income, to Participants who are Highly Compensated Employees. The Administration Committee shall designate any such distribution as a distribution of Excess Contributions (and income). The distribution shall be done as follows:

                  (i) For Plan Years that begin before January 1, 1997, the actual deferral ratio of the Participant (who also is a Highly Compensated Employee) with the highest ratio shall be reduced until the Actual Deferral Percentage test is satisfied, or until the Participant's ratio equals that of the Participant (who also is a Highly Compensated Employee) with the next highest ratio, whichever occurs first. The process is repeated until the Actual Deferral Percentage test is satisfied.

                  (ii) For Plan Years that begin after January 1, 1997, the total amount of Excess Contributions to be distributed shall be calculated in the manner described in (i) above. However, rather than distributing Excess Contributions to the Participant who is the Highly Compensated Employee with the highest Actual Deferral Percentage, the Actual Deferral Percentage amounts of the Participant who is the Highly Compensated Employee with the highest dollar amount of Actual Deferral Percentage amounts will be reduced by the dollar amount required to cause the Participant's Actual Deferral Percentage amounts to equal the dollar amount of the Actual Deferral Percentage amounts of the Participant who is the Highly Compensated Employee with the next highest dollar amount of Actual Deferral Percentage amounts. This amount is then distributed to the Participant who is the Highly Compensated Employee with the highest dollar amount. However,if a lesser reduction, when added to the total dollar amount already distributed under this paragraph, would equal the total Excess Contributions, the lesser reduction amount is distributed. If the total amount distributed is less than the total Excess Contributions, the procedure described in this paragraph is repeated.

                  (iii) For Plan Years that begin before January 1, 1997, if the actual deferral ratio for a Participant who is a Highly Compensated Employee was
                           determined under the family member aggregation rule in Section 5.02, Excess Contributions shall be allocated among the group (the Participant and family members) in proportion to the Pre-Tax Investments and Additional Pre-Tax Investments (and any other amounts treated as elective deferrals under Section 5.02) that were combined to determine the ratio.

                  (iv)     In determining Excess  Contributions under subsection
                           (i), the amount shall be reduced by any excess deferrals previously distributed to the Highly Compensated Participant for the Participant's taxable year ending with or within the Plan Year of the Excess Contribution.

                  (v) The Administration Committee shall return the Excess Contributions, including allocable income, to the Company solely for the purpose of enabling the Company to withhold federal, state and local taxes due on the amounts. The Company will then pay all remaining amounts to the Participant by the fifteenth day of the third month following the close of the Plan Year to which the distribution relates, if administratively feasible. In no event shall the distribution be made later than twelve months after the close of that Plan Year. If the distribution is made after the fifteenth day of the third month following the close of the Plan Year to which the distribution relates a ten percent excise tax will be imposed on the Company with respect to the distribution.

                  (vi) For purposes of subsection (v) above, the income allocable to Excess Contributions is the sum of the allocable gain or loss for the Plan Year, plus the allocable gain or loss for the period between the end of the Plan Year and the date of the distribution. The Plan may use any reasonable method for computing the income allocable to Excess Contributions, provided that the method (A) does not violate Code
                           Section 401(a)(4), (B) is used consistently for all Participants and for all corrective distributions under the Plan for the Plan year, and (C) is used by the Plan for allocating income to Participants' accounts. Alternatively, the Plan may use any method
                           for   computing   income   allocable   to   Excess
                           Contributions which is specified in Treasury regulation Section 1.401 (k)-1 (f) (4) or other guidance issued by the Internal Revenue Service.

                  (vii) Any distribution of less than the full amount of Excess Contributions and allocable income shall be treated as a pro rata distribution of Excess
                                           ---------
                           Contributions and income.

                  (viii)   Excess  Contributions  continue  to count  as  Annual
                           Additions   in   applying   the  Code   Section   415
                           limitations under Section 5.06.

                  (ix) In the event any Pre-Tax Investments returned to the Participant were matched by Company Contributions, then Company Contributions, together with earnings attributable thereto, shall be returned to the Participant.

5.04       Application of Average Contribution Percentage Test
           ---------------------------------------------------


         (a) Average Contribution Percentage Test: For each Plan Year, the "Average Contribution Percentage" for the group of Participants who are Highly Compensated Employees and the
                  "Average   Contribution   Percentage"   for   the  group   of
                  Participants who are not Highly Compensated Employees shall satisfy one of the two tests described in this subsection (a). The term "Average Contribution Percentage" and other defined terms used in performing the tests are defined in subsection
                  (b) below. All applicable rules in subsection (c) below shall be followed in performing the Average Contribution Percentage test.

                  (i) General Rule: The Average Contribution Percentage for Participants who are Highly Compensated Employees shall not be more than 1.25 times the Average Contribution Percentage for the group of Participants who are not Highly Compensated Employees for the same Plan Year.

                  (ii) Alternative Test: The Average Contribution Percentage for the group of Participants who are Highly Compensated Employees shall not be more than two
                           percentage   points   greater   than   the   Average
                           Contribution Percentage for the group of Participants who are not Highly Compensated Employees. In order to use this alternative test,the Average Contribution Percentage for the group of Participants who are Highly Compensated Employees must not be more than twice the Average Contribution Percentage for the group of Participants who are not Highly Compensated Employees.

                  (iii)    Testing Period:  For purposes of applying the General
                           ------- ------
                           Rule and Alternative Test described above, (A) for Plan Years that begin before January 1, 1997, the Average Contribution Percentage for the group of Participants who are Highly Compensated Employees is compared to the Average Contribution Percentage for the group of Participants who are not Highly Compensated Employees in the same Plan Year, and (B) for Plan Years that begin after January 1, 1997, the Average Contribution Percentage for the group of Participants who are Highly Compensated Employees for the current Plan Year is compared to the Average Contribution Percentage for the group of Participants who were not Highly Compensated Employees for the prior Plan Year.

         (b) Definitions: In performing the Average Contribution Percentage test, the following terms shall have the following meanings:

                  (i) Aggregate Limit shall mean the sum of: (A) 125 percent of the greater of the Actual Deferral Percentage of the Participants who are not Highly Compensated Employees for the prior Plan Year or the Average Contribution Percentage of Participants who are not Highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the prior Plan Year of the cash or deferred arrangement; and (B) the lesser of 200 percent or two plus the lesser of such Actual
                           Deferral   Percentage   or   Average   Contribution
                           Percentage. "Lesser" is substituted for "greater" in "(A)"above, and "greater" is substituted for "lesser" after "two plus the" in "(B)" if it would result in a larger Aggregate Limit.

                  (ii) Average Contribution Percentage shall mean the average of the Contribution Percentages of the Eligible Participants in a group of Highly Compensated Employees or a group of Employees who are not Highly Compensated Employees.

                  (iii)    Contribution   Percentage   shall   mean  the   ratio
                           (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Statutory Compensation for the Plan Year.

                  (iv) Contribution Percentage Amounts shall mean the sum of any After-Tax Investments, Additional After-Tax Contributions and Company Contributions that are made under the Plan on behalf of the Participant for the Plan Year, subject to the following limitation.
                           Such   Contribution  Percentage  Amounts  shall  not
                           include Company Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are excess deferrals, Excess Contributions, or Excess Aggregate Contributions. The Company also may elect to use Pre-Tax Investments and Additional Pre-Tax Investments in the Contribution Percentage Amounts so long as the Actual Deferral Percentage test is met before the Pre-Tax Investments and Additional Pre-Tax Investments are used in the Average Contribution Percentage test and continues to be met following the exclusion of those Pre-Tax Investments and Additional Pre-Tax Investments that are used to meet the Average Contribution Percentage test.

                  (v) Eligible Participant shall mean any Employee who is eligible to make After- Tax Investments or Pre-Tax Investments (if such contributions are taken into account in the calculation of the Contribution Percentage), or to receive a Company Contribution. Any Employee who would be a Participant in the Plan if such Employee made Pre-Tax Investments shall be treated as an Eligible Participant on behalf of whom no Pre-Tax Investments are made.

                  (vi) Excess Aggregate Contributions shall mean amounts that exceed the Average Contribution Percentage allowable for Participants who are Highly Compensated Employees.

                  In performing the Average Contribution Percentage test using the foregoing definitions and the rules in subsection (c), (A) Statutory Compensation shall be taken into account only for the part of the Plan Year in which the Employee is eligible to participate in the Plan, and (B) an Employee shall be included in the appropriate Eligible Participant group regardless of whether the Employee waives participation in the Plan.

                  If the Average Contribution Percentage is not satisfied initially, corrective actions shall be taken pursuant to
                  Section 5.05 until the test is satisfied.

         (c)      Applying the Average Contribution Percentage Test:

                  (i)      Calculation:  The  Contribution  Percentage  for each
                           Participant   shall  be  calculated  to  the  nearest
                           one-hundredth percent.

                  (ii) Multiple Use: If one or more Highly Compensated Employees participates in both a cash or deferred arrangement and a plan subject to the Average
                           Contribution Percentage test maintained by the Company, a Subsidiary or an Affiliate and the sum of
                           the   Actual   Deferral   Percentage   and   Average
                           Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the Average Contribution Percentage of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (in the manner described in Section 5.05) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees are determined after any corrections required to meet the
                           Actual    Deferral    Percentage    and    Average
                           Contribution Percentage tests and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use does not occur if either the Actual Deferral Percentage or Average Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Actual Deferral Percentage and Average Contribution Percentage of the Employees who are not Highly Compensated Employees.

                  (iii)    Aggregation   of   Highly   Compensated   Participant
                           Contributions: For purposes of this Section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to the Participant's account under two or more plans described in Code Section 401(a), or arrangements described in Code Section 401(k) that are maintained by the Company, a Subsidiary or an Affiliate shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations promulgated under Code Section 401
                           (m).

                  (iv) Aggregation of Plans: In the event that this Plan satisfies the requirements of Code Sections 401(m), 401 (a) (4) or 410 (b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same plan year and use the same Average Contribution Percentage testing method.

                   (v) Family Member Aggregation Rules: For Plan Years that begin before January 1, 1997, for purposes of determining the Contribution Percentage of a Participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include the Contribution Percentage Amounts and Compensation for the Plan Year of the Participant's family members (as defined in Code Section 414(q)(6)). Family members, with respect
                           to   Highly  Compensated   Employees,   shall   be
                           disregarded as separate Employees in determining the Contribution Percentage both for Participants who are not Highly Compensated Employees and for Participants who are Highly Compensated Employees.

                  (vi) Recharacterized Contributions: Any excess deferrals that were recharacterized as After-Tax Investments under Section 5.01(b) must be included in the numerator of a Participant's percentage, like other After- Tax Investments.

                  (vii) Plan Year to which Contributions Relate: For purposes of determining the Average Contribution Percentage test, After-Tax Investments and Additional After-Tax Contributions are considered to have been made in the Plan Year in which contributed to the trust for the Plan. Company Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

                  (viii) Company Records: The Company shall maintain records sufficient to demonstrate satisfaction of the Average Contribution Percentage test.

                  (ix) Other Requirements: The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         (d) Incorporation of Section 401(m) by Reference: In addition to the specific provisions set forth above, the terms of Code
                  Section 401(m) are hereby incorporated by reference.

5.05       Adjustments to Comply with the Average Contribution Percentage Test
           -------------------------------------------------------------------
         . The  Administration  Committee  shall take actions in accordance with
         this  Section  to  assure  the  Plan's   compliance  with  the  Average
         Contribution Percentage test.

         (a) Distribution of Excess Aggregate Contributions: If there are Excess Aggregate Contributions, each Participant who is a Highly Compensated Employee shall receive a distribution of the Participant's share, plus allocable income, as follows:

                  (i) The Contribution Percentage of the Participant (who is a Highly Compensated Employee) with the highest percentage shall be reduced until the Average Contribution Percentage test is satisfied, or until the Participant's percentage equals that of the Participant (who is a Highly Compensated Employee) with the next highest percentage, whichever occurs first. The process is repeated until the Average Contribution Percentage test is satisfied.

                  (ii) For Plan  Years  that begin  after  January 1, 1997,  the total amount of Excess

                           Aggregate Contributions to be distributed shall be calculated in the manner described in (i) above. However, rather than distributing Excess Aggregate Contributions to the Participant who is the Highly Compensated Employee with the highest Contribution Percentage, the Contribution Percentage Amounts of the Participant who is the Highly Compensated
                           Employee with the highest dollar amount of Contribution Percentage Amounts will be reduced by the dollar amount required to cause the Participant's Contribution Percentage Amounts to equal the dollar amount of the Contribution Percentage Amounts of the Participant who is the Highly Compensated Employee with the next highest dollar amount of Contribution Percentage Amounts. This amount is then distributed to the Participant who is the Highly Compensated Employee with the highest dollar amount. However, if a lesser reduction, when added to the total dollar amount already distributed under this paragraph, would equal the total Excess Aggregate Contributions, the lesser reduction amount is distributed. If the total amount distributed is less than the total Excess Aggregate Contributions, the procedure described in this paragraph is repeated.

                  (iii) For Plan Years that begin before January 1, 1997, if the Contribution Percentage for a Participant who is a Highly Compensated Employee was determined under the family member aggregation rules in Section 5.04, Excess Aggregate Contributions shall be allocated among the group (the Participant and family members) in proportion to the contributions of each that were combined to determine the percentage.

                  (iv)     The Administration Committee shall direct the Trustee
                           to   return  the  Excess  Aggregate  Contributions,
                           including allocable income, to the Company solely for purposes of enabling the Company to withhold federal, state and local taxes due on the amounts (when the distribution includes contributions other than After-
                           Tax   Investments   or   Additional   After - Tax
                           Contributions).   The  Company  will  then  pay  all
                           remaining amounts to the Participant by the fifteenth day of the third month following the close of the Plan Year to which the distribution relates, if administratively feasible. In no event shall any distribution be made later than twelve months after the close of that Plan Year. If the distribution is made after the fifteenth day of the third month following the close of the Plan Year to which the distribution relates, a ten percent excise tax will be imposed on the Company with respect to the distribution.

                  (v) For purposes of subsection (iii) above, the income allocable to Excess Aggregate Contributions is the sum of the allocable gain or loss for the

                           Plan Year, plus the allocable gain or loss for the period between the end of the Plan Year and the date of the distribution. The Plan may use any reasonable method for computing the income allocable to Excess Aggregate Contributions, provided that the method (A) does not violate Code Section 401(a)(4), (B) is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and (C) is used by the Plan for allocating income to Participants' accounts. Alternatively, the Plan may use any method for computing income allocable to Excess Aggregate Contributions which is specified in Treasury regulation Section 1.401(m)-1(e)(3) or other guidance issued by the Internal Revenue Service.

                  (vi) Any distribution of less than the full amount of Excess Aggregate Contributions and income to a Participant shall be considered a pro rata distribution of contributions and income.

                  (vii) To the extent possible, the distribution shall be made first from Additional After-Tax Contributions and then from After-Tax Investments and corresponding Company Contributions.

         (b)      Limitation of After-Tax  Investments and Additional  After-Tax
                  Contributions: The Administration Committee may suspend or reduce After-Tax Investments and/or Additional After-Tax Contributions by Highly Compensated Employees during the course of a Plan Year, below the level otherwise allowed by the Plan, to further comply with the Average Contribution Percentage test.

5.06       Limit on Annual Additions
           -------------------------
         .

         (a) Code Section 415 Limitations: The Annual Additions for a Participant shall not exceed the Maximum Annual Addition for any Plan Year, as these terms are explained below. The Maximum Annual Addition for a Plan Year is the lesser of:

                  (i) 25 percent of the Participant's wages, salaries, fees and other amounts received for personal services actually rendered in the course of employment with the Company to the extent that the amounts are includible in gross income, plus, for Plan Years that begin after December 31, 1997, (A) elective deferrals as defined in Code Section 402(g)(3), and (B) pre-tax salary reduction contributions made by the Company to an arrangement described in Code Section 125 pursuant to a salary reduction agreement between the Participant and the Company; or

                  (ii) $30,000, as adjusted in accordance with Code Section 415.

                  In applying the above  formula,  the  limitation in subsection
                  (i) above shall not apply to any allocation for medical benefits (within the meaning of Code Section 401(h) or Code
                  Section 419A(f)(2)) which is otherwise treated as an Annual Addition under Code Section 415(l)(1) or Code Section 419A(d)(2).

         (b) Annual Additions: The Annual Additions of a Participant are the sum of the following amounts credited to the account of the Participant for the Plan Year:

                  (i)      Company   contributions   (including   contributions
                           described in Section 4.02);

                  (ii)     Employee contributions;

                  (iii) Forfeitures that may be allocated to Participants under other plans;

                  (iv) Amounts allocated after March 31, 1984 to an individual medical account, as defined in Code
                           Section 415(l)(2) which is part of a pension or annuity plan maintained by the Company; and

                  (v) Amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Company.

                  In determining Annual Additions under the above definition, any mandatory employee contributions to a defined benefit plan shall be treated as Annual Additions to a defined contribution plan. (However, Annual Additions for Plan Years beginning before January 1, 1987 shall not be recomputed to treat all such employee contributions as Annual Additions.)

                  Contributions  do  not  fail  to be  Annual  Additions  merely because they are excess deferrals, Excess Contributions or Excess Aggregate Contributions. Further, Excess Contributions and Excess Aggregate Contributions do not fail to be Annual Additions because corrected through distribution or recharacterization. Excess deferrals that are distributed in accordance with Treasury regulation Section 1.402(g)-1(e)(2) or (3) are not Annual Additions.

         (c) Incorporation of Code Section 415: In addition to the specific provisions of this Section, the terms of Code Section 415 are hereby incorporated by reference and shall govern in determining the allocations that can be made to the account of a Participant.

         (d) Aggregation of Employers and Plans: To the extent required by the Code, the Maximum Annual Addition is an aggregate limitation that applies to this Plan and any other plans, described below, that are maintained by the Company or any Subsidiary or Affiliate. Therefore, for this Section:

                  (i)      The term "Company" includes any affiliated employers,
                           using  the  Code   Section  415   definition   of  an
                           affiliated employer.

                  (ii) All defined benefit plans ever maintained by the Company shall be treated as one defined benefit plan, whether or not terminated. The same rule applies to all defined contribution plans ever maintained by the Company.

                  (iii) The term "contribution," standing alone, refers both to all employee nondeductible contributions and all Company contributions, including any forfeitures, to the above plans.

         (e) If the Annual Additions to a Participant's account for any Plan Year, prior to the application of the limitations set forth in this Section 5.06, exceed those limitations, the amount of contributions credited to the Participant's account in that Plan Year shall be adjusted to the extent necessary to satisfy that limitation in accordance with the following order of priority:

                  (i) Company Contributions under Section 4.01 shall be reduced with respect to such Participant and the amount of the reduction shall be used to reduce future Company Contributions.

                  (ii) The Participant's Pre-Tax and Additional Pre-Tax Investments under Sections 3.01(b) and 3.02 shall be reduced and held in a suspense account for the Participant and shall be allocated to the Participant's account as Pre- Tax Investments in the next Plan Year and succeeding years, as necessary, provided that if a Participant's employment terminates, any amount remaining in the suspense account for the Participant's benefit after all permitted allocations to the Participant's account as Pre-Tax and Additional Pre-Tax Investments have been made shall be reallocated to other eligible
                           Participants based on the ratio of each other eligible Participant's Compensation during the Plan Year to the total Compensation during that Plan Year for all other eligible Participants.

     Section 6 - Investment of Participants' Investments
     ---------------------------------------------------
           and Company Contributions
           -------------------------

6.01       Allocation of Investments
           -------------------------
         . All of a Participant's Investments shall be invested, at the option of the Participant, (a) 100% in the Company Security Fund, or (b) 100% in the Stock Fund, or (c) 100% in the Bond Fund, or (d) 100% in the Cash Fund, or (e) in a combination, as selected by the Participant, of the Company Security Fund, Stock Fund, Bond Fund, and/or Cash Fund allocated in 1% increments, or such other increments as may be established from time to time by the Administration Committee.

6.02       Change of Investment Election
           -----------------------------
         . A Participant may change the Participant's  election made pursuant to
         Section 6.01 effective on the next business day following the date the Administration Committee (or its designee) receives Notification. Except as provided in Section 6.04, such change in election shall be effective only with respect to subsequent Participant Investments.

6.03       Participant Responsible for Investments
           ---------------------------------------
         . The selection of an available investment option is the sole responsibility of each Participant. Neither the Trustee, the Administration Committee, the Investment Committee, the Company, a Subsidiary, an Affiliate, nor any officer or supervisor of the Company, a Subsidiary or an Affiliate, is empowered to advise a Participant as to the manner in which the Participant's account shall be invested. The fact that a security is available to Participants for investment under the Plan shall not be construed as a recommendation for the purchase of that security, nor shall the designation of any investment option impose any liability on the Company, a Subsidiary, an Affiliate, its directors, officers or employees, the Trustee, the Administration Committee, the Investment Committee or any Participant in the Plan.

6.04       Transfers of Investments
           ------------------------
         . Except as provided in Section 6.06, a Participant may elect to transfer all or any part of the Participant's account balance in one Investment Fund to one or more other Investment Fund(s). A Participant shall make such election by providing the Administration Committee (or its designee) with Notification. The minimum amount which may be transferred from one Investment Fund to the other shall be 1% of the total value of the Investment Fund from which the transfer is to be made. Transfers in excess of 1% may be made in any whole percentage.

6.05       Valuation of Investments
           ------------------------

         . The value of the account to be transferred under Section 6.04 will be computed, and the transfer shall be effective, as of the Valuation Date of the Administration Committee's (or its designee's) receipt of Notification, provided that Notification is received prior to 4:00 p.m. Eastern Standard Time on the Valuation Date. If Notification is received on a day that is not a Valuation Date, or is received after 4:00 p.m. Eastern Standard Time on a Valuation Date, the value of the account to be transferred will be computed, and the transfer shall be effective, as of the next Valuation Date.

6.06       Company Contributions Ineligible for Transfer
           ---------------------------------------------
         . All Company Contributions and earnings thereon shall be invested in the Company Security Fund and may not be transferred among the Plan's other Investment Funds.

     Section 7 - Investment Funds
     ----------------------------

7.01       Company Security Fund
           ---------------------
         . The Company Security Fund, including earnings thereon, shall be invested by the Trustee in securities of the Company, other than common stock or membership debentures of the Company, which shall be qualifying employer securities as defined in Section 407(d) of the Employee Retirement Income Security Act, provided, however, that if at any time when the Trustee has funds available for such investment and such prescribed securities cannot be purchased, the Trustee is authorized to hold such funds in an interest bearing account or to invest such funds in one or more securities of other corporations which, in the Trustee's opinion, are comparable to the prescribed securities of the Company. It is explicitly provided that up to 100% of Plan assets may be invested in qualifying employer securities.

         Effective with respect to dividends on Company securities declared by the Company after July 1, 1999, dividends received by the Trustee with respect to any such Company securities held in the Company Security Fund shall be allocated to a Participant's account, as of such date designated by the Company or determined by the Trustee, in the same ratio that the Participant's average daily account balance in the Company Security Fund during the applicable allocation period bears to the total of all Participants' average daily account balances in the Company Security Fund during the applicable allocation period. For purposes of this paragraph, "average daily account balances" will be determined by taking into account the amount allocated to a Participant's account in the Company Security Fund on each day during the applicable allocation period. The term "allocation period" shall mean the period that begins on the day after a dividend "record date" established by the Company and that ends on the following dividend "record date" established by the Company. The first allocation period under this paragraph, which shall apply to the allocation of the first dividend declared by the Company after July 1, 1999, shall begin on the day after the June 1999 dividend "record date" established by the Company and shall end on the next dividend "record date" established by the Company. Subsequent allocation periods shall be determined and applied in a similar manner.

7.02       Stock Fund
           ----------
         . The Stock Fund, including earnings thereon, shall be invested and reinvested in common or capital stocks or bonds, debentures or preferred stocks convertible into common or capital stocks, or in other types of equity investments. Short-term obligations of the U.S. government or other investments of a short-term nature may be purchased and held pending the selection and purchase of suitable investments under the preceding sentence. Under the terms of this Section 7.02, the Trustee may not invest in shares of stock or other securities of the Company or any of its Subsidiaries or Affiliates.

         Additionally, assets in the Stock Fund may be invested in a portfolio of stock index futures contracts whose return, in the aggregate, will closely approximate the return of the index to which the Stock Fund is benchmarked. The purpose of investment in such future contracts is to facilitate daily liquidity.

7.03       Bond Fund
           ---------
         . The Bond Fund shall consist primarily of fixed-income obligations, including but not limited to government and private bonds, debentures, notes, certificates of deposit, participation in money market funds and other similar fixed-income investments (which may include investment in any commingled trust fund which meets the requirements of Code Section 401(a) and is exempt from taxation under Code Section 501(a), and which is invested primarily in fixed income securities or fixed income investments). Pending the selection and purchase of suitable investments, this fund may be invested in short-term obligations of the United States government and other short-term investments.

7.04       Cash Fund
           ---------
         . The Cash Fund shall consist of short-term obligations of the United States government, bank certificates of deposit, commercial paper, bankers' acceptances, shares of money market mutual funds and other similar types of short-term investments (which may include investment in any commingled trust fund which meets the requirements of Code
         Section 401(a) and is exempt from taxation under Code Section 501(a), and which is invested primarily in similar types of securities).


     Section 8 - Maintenance and Valuation of Participants' Accounts
     ---------------------------------------------------------------

8.01       Participant Accounts
           --------------------
         . Each Participant shall have established for the Participant an account in each of the Investment Funds in which the Participant participates which shall reflect separately the Participant's After-Tax Investments, Pre-Tax Investments, Additional Pre-Tax Investments, Additional After-Tax Contributions, Rollover Investments, Transferred Investments, Company Contributions made on the Participant's behalf, and the allocable share of earnings thereon.

8.02       Valuation
           ---------
         .  On   each   Valuation   Date, the   account of a Participant in each
         Investment Fund shall equal:

         (a) the Participant's account balance in the applicable account as of the immediately preceding Valuation Date; plus

         (b) the net earnings thereon, after adjusting for expenses and losses, if any, since the immediately preceding Valuation Date; plus

         (c) the amount of the Investments or contributions, as the case may be, made to that fund on the Participant's behalf and credited to the applicable account since the immediately preceding Valuation Date.

8.03       Special Valuation July 1, 1984
           ------------------------------
         . On the first Valuation Date after July 1, 1984, the account of a Participant in each Investment Fund credited with Pre-Tax Investments, shall be equal to the amount of the Pre-Tax Investments, if any, made on the Participant's behalf to that account in that fund during the period from July 1, 1984, through the first Valuation Date.

8.04       Rollover and Transferred Investments
           ------------------------------------
         . Notwithstanding the foregoing of this Section 8, Rollover Investments and Transferred Investments shall be credited with earnings beginning as of the Valuation Date that follows the date the Rollover Investment or Transferred Investment is received by the Trustee.


     Section 9 - Vesting of Participants' Investments
     ------------------------------------------------
            and Company Contributions
            -------------------------

9.01       Vesting of Participant Investments
           ----------------------------------

 .  A  Participant  shall  at  all  times  be  100%  vested  in the Participant's
   Participant Investments.

9.02       Vesting of Company Contributions after May 17, 1999
           ---------------------------------------------------
       . An Employee who becomes a Participant on or after May  17,  1999  shall
         at   all   times  be  100%  vested  in   that  part  of   the  Company
         Security Fund representing Company Contributions (and earnings thereon) made on behalf of the Participant.

9.03       Vesting of Company Contributions before May 17,  1999
           ------------------------------------------------------
         . An Employee or former Employee who ceased to be a Participant prior to May 17, 1999 shall be vested in that part of the Company Security Fund representing Company Contributions (and earnings thereon) made on behalf of the Employee or former Employee according to the vesting provisions set forth in the Plan immediately prior to May 17, 1999.

     Section 10 - Withdrawal or Suspension of Participants'
     ------------------------------------------------------
             Investments and Company Contributions While Employed
             ----------------------------------------------------

10.01      Withdrawals of Rollover and Transferred Investments
           ---------------------------------------------------
             . A Participant may at any time withdraw a portion, or all, stated in a fixed amount, as elected by the Participant, but not less than $200 unless the balance is less than that amount, of the total value of the Participant's Rollover Investments and/or Transferred Investments, if any; provided, however, that Transferred Investments attributable to the Midstate Plan and the Seedway Plan (described in Section 3.07(b)) shall be distributed only in accordance with Section 12.12.

10.02      Withdrawals While Employed
           --------------------------
             .  A  Participant  may,  while  employed,  withdraw portions of the
             Participant's  accounts.  Such   withdrawals  shall  be made in the
             following order of priority:

         (a)      Pre-1987 Additional  After - Tax  Contributions  and After-Tax
                  --------------------------------------------------------------
                  Investments.  A Participant  may  withdraw a portion or all of
                  ------------
                  the Participant's pre-1987 Additional After-Tax Contributions and/or After-Tax Investments and in such event shall not be permitted to make Additional After-Tax Contributions or After-Tax Investments to the Plan until six months from the next Enrollment Date, provided, however, that the minimum withdrawal under this paragraph (a) shall be $200 or the Participant's pre-1987 Additional After-Tax Contributions and After-Tax Investments without earnings thereon, if less;

         (b)      Post-1986  Additional  After-Tax  Contributions  and After-Tax
                  --------------------------------------------------------------
                  Investments and   Earnings.  Any Participant who has withdrawn
                  ---------------------------
                  all of the Participant's pre-1987 Additional After - Tax Contributions and After-Tax Investments, may then withdraw a portion or all of the Participant's post-1986 Additional After -Tax Contributions and/or After-Tax Investments and the earnings thereon, and in such event shall not be permitted to make Additional After - Tax Contributions or After - Tax Investments to the Plan until six months from the next Enrollment Date,provided, however, that the minimum withdrawal at any one time under this paragraph (b) and paragraph (a) shall be $200 or the Participant's post-1986 Additional After-Tax Contributions and After - Tax Investments and earnings thereon, if less;

         (c)      Earnings on Pre-1987  Additional  After-Tax  Contributions and
                  --------------------------------------------------------------
                  After-Tax  Investments.  Any Participant who has withdrawn all
                  -----------------------
                  of the Participant's Additional After-Tax Contributions and After-Tax Investments under paragraphs (a) and (b)
                  and the earnings on the post-1986 Additional After-Tax Contributions and After- Tax Investments under paragraph (b), may then withdraw a portion or all of the earnings on the Participant's pre-1987 Additional After-Tax Contributions and After-Tax Investments, and in such event shall not be permitted to make Additional After-Tax Contributions or After-Tax Investments to the Plan until six months from the next Enrollment Date, provided, however, that the minimum withdrawal at any time under this paragraph (c) and paragraphs
                  (a) and (b) shall be $200 or the earnings on the Participant's pre-1987 Additional After-Tax Contributions and After-Tax Investments, if less;

         (d)      Company Contributions.   Any Participant who has withdrawn all
                  ----------------------
                  of the Participant's Additional After-Tax Contributions and After - Tax Investments and the earnings thereon under paragraphs (a), (b), and (c), may then withdraw 100% of the Participant's interest in the Company Security Fund represented by Company Contributions and in such event shall receive all earnings thereon and shall not be permitted to elect to make Additional After-Tax Contributions, After-Tax Investments, Pre - Tax Investments, or Additional Pre-Tax Investments to the Plan until 12 months from the next Enrollment Date, and shall not be eligible to withdraw any amount from the Plan under this Section 10.02 until 12 months from the Enrollment Date on which he or she again is eligible to make Additional After - Tax Contributions, After - Tax Investments, Pre - Tax Investments, and Additional Pre-Tax Investments to the Plan.

         (e)      Except to the extent  permitted  pursuant to Section  10.03 or
                  Section 10.04, no Participant may withdraw Pre-Tax Investments or earnings thereon prior to the termination of the Participant's employment with the Company.

10.03        Withdrawals After Age 59 1/2
             ----------------------------
             . A Participant who has attained age 59-1/2 as of the effective date of any withdrawal may without penalty at any time, as may be permitted by the Administration Committee under rules uniformly applicable to all Participants similarly situated, elect to withdraw a portion or all, stated in a fixed amount, as elected by the Participant, but not less than $200, or the total value, if less, of the sum of the Participant's Pre-Tax Investments and Additional Pre-Tax Investments and all earnings thereon.

10.04      Hardship Withdrawals
           ---------------------
             .

         (a) A Participant who has withdrawn the total amount available for withdrawal under Sections 10.01 through 10.03 may elect to withdraw all or part of the Participant's Pre-Tax Investments and Additional Pre-Tax Investments and earnings thereon upon furnishing proof of financial hardship satisfactory to the Administration Committee. The amount to be withdrawn shall not exceed the amount required to meet the immediate and heavy financial need created by the hardship and not reasonably available from other resources of the Participant, as determined by the Administration Committee.

         (b) Immediate and Heavy Financial Need: The Administration Committee shall authorize a withdrawal under this Section only if the Administration Committee determines that the Participant has an immediate and heavy financial need for the withdrawal. The Administration Committee shall make this determination on the basis of all relevant facts and circumstances in each case.

         (c) Necessity for Distribution: The Administration Committee shall authorize a withdrawal under this Section, only if the Administration Committee determines that the amount is necessary to relieve the Participant's immediate and heavy financial need, and that the need cannot be satisfied from other sources that are reasonably available to the Participant. The Administration Committee shall make this determination on the basis of all relevant facts and circumstances in each case. In general, a withdrawal will be treated as necessary to satisfy the Participant's need if the
                  Administration   Committee   reasonably   relies   on   the
                  Participant's written statement that the Participant's need cannot be relieved:

                  (i) Through reimbursement or compensation by insurance or otherwise;

                  (ii) By a reasonable liquidation of the Participant's assets that would not itself cause an immediate and heavy financial need;

                  (iii)    By cessation  of Participant Investments to the Plan;
                           or

                  (iv) By other distributions or nontaxable (at the time of the loan) loans from this Plan, any other plans of the Company, plans of another employer, or commercial sources on reasonable commercial terms.

                  For purposes of this subsection, the Participant's resources shall be deemed to include assets of the Participant's spouse and minor children that are reasonably available to him. In this regard, property held for a child under an irrevocable trust or under the Uniform Gifts to Minors Act shall not be treated as a resource of the Participant.

         (d) A Participant receiving a hardship withdrawal may only withdraw that portion of the Participant's Pre-Tax Investment and Additional Investment accounts attributable to Pre-Tax Investments and Additional Pre-Tax Investments made on the Participant's behalf and pre-1989 earnings thereon. Participants receiving hardship withdrawals may not withdraw earnings on Pre-Tax Investments or Additional Pre-Tax Investments credited after December 31, 1988.

         (e) Procedures: The Administration Committee shall require the Participant to certify compliance with the preceding requirements before authorizing a hardship withdrawal, and shall determine whether to allow a withdrawal in a uniform and nondiscriminatory manner for all Participants. Further, notwithstanding any provisions of this Section, all determinations shall be made in accordance with Treasury regulation Section 1.401(k)-1(d), and any further guidance regarding hardship distributions that is promulgated by the Internal Revenue Service.

         (f) Notwithstanding any other provision to the contrary, the Participant's right to make Pre-Tax Investments, After-Tax Investments, Additional Pre-Tax Investments and Additional After-Tax Investments to this Plan shall be suspended for twelve months following the Participant's receipt of the hardship distribution. This restriction shall also apply to elective deferrals or after-tax employee contributions under any other plans of the Company, a Subsidiary or Affiliate that allow such deferrals or contributions. The restriction must be stated in those plans or in an otherwise legally enforceable agreement. Subject to (g) below, and subject to the Participant's right to elect otherwise, immediately following the twelve-month period described above, the Participant's Pre -Tax Investments, After-Tax Investments, Additional Pre-Tax Investments and/or Additional After-Tax Investments shall resume automatically at the levels in effect prior to the twelve-month period.

         (g) For the taxable year immediately following the taxable year of the hardship distribution, the Participant's Pre-Tax Investments will be limited to the amount (if any) by which the Compensation Deferral Cap (defined in Section 5.01) in the taxable year exceeds the Participant's Pre-Tax Investments for the taxable year in which the Participant received the hardship distribution. This restriction shall also apply to elective deferrals under any other plans of the Company that allow elective deferrals.

10.05        Notification Requirement
             -------------------------
             . Except as provided in Section 10.04, Participants may request withdrawals pursuant to this Section 10 by providing the Administration Committee (or its designee) with Notification. Amounts withdrawn shall be distributed in accordance with Section 13.03.

     Section 11 - Loans to Participants
     ----------------------------------

11.01        Authorization
             -------------
             . The  Trustee is  authorized  by the  Company to  establish a loan program in accordance with Section 408(b)(1) of the Employee Retirement Income Security Act. The loan program shall be administered by the Administration Committee, which has adopted separate procedures to implement the loan program.

11.02        Application Requirement
             -----------------------
             . The Administration Committee may direct the Trustee to make a loan in accordance with the provisions of this Section, only upon the proper application of a Participant. Applications for loans may be made pursuant to the loan procedures adopted by the Administration Committee. Action by the Administration Committee in approving or denying a loan application shall be final.

11.03        Criteria for Approval
             ---------------------
             . The Administration Committee shall approve or disapprove a loan application in accordance with the following principles:

         (a) Loans shall be available to all Participants on a reasonably equivalent basis. In applying this requirement:

                  (i)      Loans shall be made  available  without regard to the
                           Participant's  race,  color,   religion,   sex,  age,
                           national origin, or disability; and

                  (ii) Consideration shall be given only to those factors that would be considered in a normal commercial setting by an entity in the business of making similar loans, including the Participant's financial need and creditworthiness.

         (b) Loans shall not be made available to Participants who are Highly Compensated Employees in an amount (when expressed as a percentage of the amount in their account) greater than the amount made available to other Participants (also expressed as a percentage of the amount in their account).

         (c)      Loans shall bear a reasonable rate of interest.

         (d) Loans shall be adequately secured, provided that not more than 50 percent of the

                  Participant's benefit under the Plan may be used as security for a loan.

         (e) Loans shall be made only in accordance with the terms of this Section and the terms of the loan program procedures adopted by the Administration Committee.

11.04      Maximum Loan
           ------------
             . The amount of any loan to a Participant (when added to the outstanding balance of all other loans from the Plan to the Participant) may not exceed, at any time, the lesser of:

         (a) $50,000, reduced by the excess (if any) of (i) the highest outstanding balance of loans during the 12-month period ending on the day before the date on which the loan was made, over
                  (ii) the outstanding balance of loans from the Plan on the date on which the loan is made; or

         (b) 50 percent of the Participant's accrued benefit. For purposes of this limitation, all loans from all plans of the Company and any Subsidiary or Affiliate are aggregated.

11.05      Minimum Loan
           ------------
             . Subject to Section 11.04, the minimum amount of any loan to a Participant shall be $500. Loans in excess of $500 shall be made in increments of $1.00.


     Section 12 -  Withdrawal  of  Participants'  Investments  &  Company
     --------------------------------------------------------------------
              Contributions Upon Termination of Employment
              --------------------------------------------

12.01      Single Sum Payment
           ------------------
             .

         (a)      To the  Participant.  Subject  to the  provisions  of  Section
                  -------------------
                  12.03, a Participant whose employment with the Company terminates may elect to receive, in a single payment, the Participant's entire interest in the funds represented by the Participant's Investments and earnings thereon and Company Contributions and earnings thereon. Such payment shall be made to the Participant as soon as practicable following the Participant's termination and the Administration Committee's (or its designee's) receipt of Notification.

         (b)      Effect of Participant's Death After Election.  In the event of
                  --------------------------------------------
                  the death of a

                  Participant who has requested and is eligible to receive a single payment under Section 12.01(a) prior to receipt of such single payment, the Participant's entire interest shall be paid in a single payment to the Participant's beneficiary as determined pursuant to Section 12.09.

12.02      Installment Payments Following Retirement
           -----------------------------------------
             .

         (a)      To the Participant.   Subject  to  the  provisions  of Section
                  -------------------
                  12.03, a Participant whose  employment terminates by reason of
                  Retirement   may   elect,  by  providing  the  Administration
                  Committee with Notification, to receive the Participant's entire interest commencing as soon as practicable following Administration Committee receipt of Notification in annual or monthly installments over a 5, 10, 15 or 20 year period (at the Participant's election), in accordance with the terms of a trust agreement to be entered into by the Company in conjunction with the Plan under the provisions of Section 14, provided that (i) the installment period elected may not be greater than the life expectancy of the Participant as determined under Code Section 72, and (ii) the installment period (once elected) may be changed only once, provided the change is to extend the installment period, (iii) the frequency of installments (i.e., annual or monthly), once elected, may be changed only once, and (iv) any installment selected must provide for installments of at least $50.

         (b)      Effect  of  the  Participant's  Death  After  Election.  If  a
                  -------------------------------------------------------
                  Participant who has elected to receive installment payments pursuant to Section 12.02(a) shall die prior to receiving all installments, any amounts remaining shall be paid in a lump sum to the Participant's beneficiary as determined pursuant to
                  Section 12.09; provided, however, that if the beneficiary is the Participant's spouse and the distribution is made in installment payments, the surviving spouse may elect to continue installments elected by the Participant during the Participant's life.

12.03      Cash-Outs
           ---------
             . A Participant whose employment terminates for any reason shall receive the Participant's entire interest in the Plan represented by the Participant's Investments and earnings thereon and Company Contributions and earnings thereon in a single sum, if, at the time of the Participant's termination of employment, the Participant has a balance not in excess of $5,000 in all the Participant's Plan accounts.

12.04      Random, Non-Periodic Withdrawals
 .          --------------------------------

         (a)      To the Participant.  A Participant may, if the Participant has
                  ------------------
                  a balance of more than $5,000 in all the Participant's Plan accounts at the time of termination of employment, elect random, non-periodic withdrawals subject to the requirements of this subsection (a). The Participant may receive a specific dollar amount, upon written request, once during a calendar year. Withdrawals may not be for less than $1,000 (or the Participant's entire Plan interest, if less) and shall be distributed from the Participant's Investment Funds following the same withdrawal priority sequence as is described in
                  Section 10.02. Payments of random non - periodic withdrawals shall be made as soon as practicable following the Administration Committee's (or its designee's) receipt of Notification.

         (b)      Effect of Participant's Death Following Election. In the event
                  ------------------------------------------------
                  of the death of such a Participant before receipt of all the payment(s) described in subsection 12.04(a), remaining amounts shall be paid in a single payment to the Participant's beneficiary as determined pursuant to Section 12.09; provided, however, that, if the beneficiary is the Participant's spouse, the surviving spouse may elect to make random non-periodic withdrawals pursuant to this Section 12.04.

12.05      Effect of Plan Termination or Sale of Company
           ---------------------------------------------
             . Pre-Tax Investments and Additional Pre-Tax Investments may be distributed in a single sum in the event of (a) the termination of the Plan without establishment or maintenance of a successor plan,
             (b) the sale by the Company of substantially all of the assets used by the Company in a trade or business to an unrelated corporation, or (c) the sale of a subsidiary of the Company to an unrelated entity or individual; provided that, in the case of a sale described in (b) or (c), the buyer does not maintain the Plan, the Participant continues employment with the buyer, and the distribution is made in connection with the disposition of assets or the subsidiary. Such distribution will be in an amount equal to the Participant's entire interest in the Plan. In the event the Participant's entire interest in the Plan exceeds $5,000, the
             distribution   will  not  be  made   without  the  consent  of  the
             Participant.

12.06        Effect of Participant's Death Prior to Election
             -----------------------------------------------
             . In the event of the death of a Participant prior to the Administration Committee's receipt of the Participant's election of a form of payment provided in this Section 12, the Participant's Plan benefit shall be paid in a single payment to the Participant's beneficiary as determined pursuant to Section 12.09; provided, however, that, if the Participant's beneficiary is the Participant's spouse, the surviving spouse may elect any form of payment under this Section 12 that was available to the Participant as of the date the Participant's employment terminated. Distributions to a surviving spouse under this Section: (a) must commence on or before the later of (i) December 31 of the calendar year immediately following the calendar year during which the Participant died, or (ii) December 31 of the calendar year during which the Participant would have attained age 70- 1/2; and (b) may not be made over a period that exceeds the spouse's life expectancy.

12.07        Required Beginning Date
             ------------------------
             . Notwithstanding any contrary Plan provision, the entire interest of a Participant must be distributed, or begin to be distributed, no later than the Participant's required beginning date, as defined below.

         (a) For a Participant who is not a five percent owner of the Company, the required beginning date is April 1 of the calendar year following the later of (i) the calendar year during which the Participant retires, or (ii) the calendar year during which the Participant attains age 70 1/2.

         (b) For a Participant who is a five percent owner of the Company, the required beginning date is April 1 following the calendar year in which the Participant attains age 70-1/2. For purposes of this Section, a Participant shall be treated as a five percent owner if the Participant is a five percent owner at any time during the Plan Year ending with or within the calendar year in which the Participant attains age 66-1/2 or any subsequent Plan Year. Once distributions have begun to a five percent owner, they must continue even if the Participant ceases to be a five percent owner in a subsequent year.

         Notwithstanding the foregoing, a Participant who was actively employed by the Company at the time the Participant attained age 70-1/2 and who commenced receipt of Plan benefits pursuant to the predecessor of this
         Section 12.07 may, if still actively employed by the Company, may make one election to stop receipt of Plan benefits and recommence receipt by April 1 of the calendar year following the calendar year during which the Participant retires. In the case of an election pursuant to the preceding sentence, the Participant may elect any form of distribution for the Participant's benefit; the form of distribution previously elected shall be disregarded, unless otherwise required by law.

12.08       Eligible Rollover Distributions
            -------------------------------
           . Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Administration Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

             (a) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)
                      (9) of the Code; any hardship distribution described in Code Section 401(k) (2)(B)(i); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

             (b) An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401
                      (a) of the Code, that accepts   the distributee's eligible
                      rollover  distribution.   However,  in  the  case  of  an
                      eligible rollover distribution to the surviving spouse of a Participant, an eligible retirement plan is an individual retirement account or individual retirement annuity.

             (c) A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

             (d) A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

12.09 Beneficiary Designations. A Participant's beneficiary shall be the person or persons designated by the Participant as the beneficiary or beneficiaries on the form provided by and filed with the Administration Committee. The written designation of beneficiary filed with the Administration Committee may be changed or revoked by the Participant provided such change or revocation is filed with the Administration Committee in writing on a form to be provided by it. Unless otherwise indicated in writing by the Participant, if the Participant designates multiple beneficiaries, the surviving beneficiaries shall share equally in benefits payable following the Participant's death. If the Participant fails to designate a beneficiary or beneficiaries, or if the designated beneficiaries fail to survive the Participant, then the beneficiary shall be deemed to be the Participant's estate. Notwithstanding the foregoing, the beneficiary of a married Participant shall be deemed to be the Participant's spouse, unless a written designation of another beneficiary is filed with the Administration Committee together with Spousal Consent thereto.

12.10       Payments on Behalf of Participants
            ----------------------------------
             . In the event that the Administration Committee shall find that a Participant or any other person entitled to any payment under the Plan is unable to care for his or her affairs because of illness or accident or any other reason, any such payments due may, unless claim shall have been made therefor by a duly appointed guardian, conservator, committee, or other legal representative, be paid by the Administration Committee to the spouse, child, parent, or other blood relative or to any person deemed by the Administration Committee to have incurred expenses for such Participant or other person entitled to payments under the Plan, and any such payment so made by the Administration Committee shall be a complete discharge of the liabilities of the Plan therefor.

12.11        Compliance with Code Section 401(a)(9)
             --------------------------------------
         (a) Notwithstanding any other Plan provisions, all distributions shall be made in compliance with Code Section 401(a)(9) and implementing regulations, including the minimum distribution incidental benefit requirement of proposed Treasury regulation
                  Section 1.401(a)(9)-2. These Code and regulatory provisions are hereby incorporated by reference.

         (b)      In  applying   Code   Section  401(a) (9)   and   implementing
                  regulations:

                  (i) Life expectancies of Participants and beneficiaries shall be calculated using the expected return multiplies in Tables V and VI of Treasury regulation
                           Section 1.72-9.

                  (ii) Life expectancies shall be redetermined pursuant to Code Section 401(a)(9)(D).

12.12    Distribution of Midstate and Seedway Assets.  Notwithstanding any other
         -------------------------------------------
         term or
         provision in the Plan to the contrary, Transferred Investments attributable to the Midstate Plan and the Seedway Plan (described in Section 3.07(b)) shall be distributed as follows:

         (a) Except as provided in Section 10.04, Transferred Investments attributable to the Midstate Plan and/or the Seedway Plan may not be distributed to a Participant prior to the termination of the Participant's employment with the Company. For purposes of Section 10.04, Transferred Investments attributable to the Midstate Plan and the Seedway Plan, and attributable to a Participant's pre-tax elective deferrals to those plans, shall be treated as if made to this Plan as Additional Pre- Tax Investments.

         (b) A Participant whose employment with the Company terminates shall receive the Participant's interest in Transferred Investments attributable to the Midstate Plan and the Seedway Plan in accordance with the provisions set forth in Appendix B to this Plan.


     Section 13 - Disbursements From Funds
     -------------------------------------

13.01        Company Security Fund
             ---------------------
             . Disbursements from the Company Security Fund shall be made in money by check. The amount to be distributed shall be determined on the Valuation Date coinciding with or immediately following the date the disbursement is requested, or, in the case of scheduled disbursements, the Valuation Date coinciding with or next preceding the date of disbursement. A Participant may, with respect to securities allocated to the Company Security Fund prior to July 1, 1993, elect to receive in lieu of all cash a specified number of such securities in the fund. The specified number of such securities shall not be greater than the number of full shares of stock or the number of bonds which could be purchased at the Current Market Value by the total amount of cash both determined on the Valuation Date coinciding with or immediately following the date the disbursement is requested, or, in the case of scheduled disbursements, the Valuation Date coinciding with or next preceding the date of disbursement. The amount, if any, by which such total amount of cash exceeds the total Current Market Value of the specified number of securities shall be distributed in money by check to the Participant.

13.02        Stock, Bond and Cash Funds
             --------------------------
             . Disbursements from the Stock Fund, Bond Fund and Cash Fund shall be made in money by check. The amount to be distributed shall be determined on the Valuation Date coinciding with or immediately following the date the disbursement is requested, or, in the case of scheduled disbursements, the Valuation Date coinciding with or next preceding the date of disbursement.

13.03        Time of Distribution
             --------------------
             . Where withdrawal of contributions is requested by the Participant, such withdrawal shall be paid as soon as administratively feasible after the Administration Committee (or its designee) receives Notification.


     Section 14 - Trust Fund
     -----------------------

14.01        Appointment of Trustees; Execution of Trust Agreements
             ------------------------------------------------------
             . The Board of Directors of the Company shall appoint one or more individuals and/or corporations to act as Trustee under the Plan, and at any time may remove and appoint a successor to any such person or corporation. The Company may, without reference to any Participant or other party in interest, enter into such trust agreement with the Trustee and make such amendments to such trust agreement or such further agreements as the Company in its sole discretion may deem necessary or desirable to carry out the Plan.

14.02        Investments by the Trustee
             --------------------------
             . The Trustee shall invest Participants' Investments and Company Contributions paid to it and earnings thereon in accordance with the trust agreement or agreements. The securities acquired and any uninvested cash shall be held by the Trustee.


     Section 15 - Administration
     ---------------------------

15.01        Administration Committee
             ------------------------
             . The responsibility for carrying out all phases of the administration of the Plan, except those phases connected with the management of assets, shall be placed with the Administration
             Committee, which shall consist of not less than four persons appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors. The Board of Directors may also designate alternate members to act in the absence of the regular members. The Board of Directors shall designate a Chairman of the Administration Committee from among the regular members and such members shall elect a Secretary who may be, but need not be, one of the members of the Administration Committee. Any member of the Administration Committee may resign by delivering his or her written resignation to the Secretary of the Administration Committee.

15.02        Investment Committee
             --------------------
             . The responsibility for the management of the assets of the Plan shall be placed with the Investment Committee, which shall consist of not less than four persons appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors. The Board of Directors may also designate alternate members to act in the absence of the regular members. The Board of Directors shall designate a Chairman of the Investment Committee from among the regular members and such members shall elect a Secretary who may be, but need not be, one of the members of the Investment Committee. Any member of the Investment Committee may resign by delivering his or her written resignation to the Secretary of the Investment Committee.

15.03        Named Fiduciaries
             -----------------
             . The Administration Committee and the Investment Committee (hereinafter collectively referred to as the "Committees"), and the Board of Directors are designated as named fiduciaries within the meaning of Section 402(a) of the Employee Retirement Income Security Act.

15.04        Committee Action and Compensation
             ---------------------------------
             . The Committees shall hold meetings upon such notice, at such place or places, and at such time or times as each may respectively determine. The action of at least a majority of the members, or alternate members, or a committee expressed from time to time by a vote at a meeting or in writing without a meeting, shall constitute the action of that Committee and shall have the same effect for all purposes as if assented to by all members of such Committee at the time in office.

         No member of either Committee shall receive any compensation for his or her service as such. However, Committee members may be reimbursed for any expenses incurred by them in the performance of their responsibilities to the extent that such reimbursement is permitted by law.

         To the extent not insured against by an applicable insurance policy, the Company shall indemnify, defend and hold harmless each of the Committees, and their members, assistants and representatives, from any and all claims, demands, suits or proceedings in connection with the Plan that may be brought against them. This includes such actions by Eligible Employees, Participants, beneficiaries, or any other persons, corporations, entities, governments or governmental agencies (or legal representatives of the foregoing). However, indemnification shall not apply to any person for acts of willful or grossly negligent misconduct in connection with the Plan, or for willful breaches of fiduciary obligations or duties under ERISA.

15.05        Committee Authority and Delegation
             ----------------------------------

 . Each Committee may authorize one or more of its number or any agent to execute or deliver any instrument or make any payment on its behalf; may retain counsel, employ agents and such clerical, accounting and actuarial services as it may
require  in  carrying  out  the   provisions  of  the  Plan  for  which  it  has
responsibility; may allocate among its members or to other persons, including Employees, all or such portion of its duties hereunder as it, in its sole discretion, shall decide.

15.06        Asset Management Authority of Investment Committee
             --------------------------------------------------
             . Subject to Section 6.03, the Investment Committee shall be responsible for managing the assets under the Plan. If it deems such actions to be advisable, the Committee, subject to the provisions of the trust instruments adopted for use in implementing the Plan pursuant to Section 14.01 hereof, may

         (a) provide direction to the Trustees including thereunder, but not by way of limitation, the direction of investment of all or part of the Plan assets and the establishment of investment criteria, and

         (b) appoint and provide for use of investment advisors and investment managers. In discharging its responsibility, the Investment Committee shall evaluate and monitor the investment performance of the Trustees and investment managers, if any.

15.07      Discretionary Authority of Administration Committee
           ---------------------------------------------------
             .

         (a) Notwithstanding any other provision in the Plan, and to the full extent permitted by law, the Administration Committee shall have exclusive authority and discretion to interpret, construe and apply all the terms of the Plan, including any uncertain or disputed term or provision in the Plan. The Administration Committee's authority and discretion shall include, but shall not be limited to, the following:

                  (i) determining and deciding all questions of law and/or fact that arise under the Plan;

                  (ii) determining whether any individual is eligible for benefits under this Plan; and

                  (iii) determining the amount of benefits, if any, an individual is entitled to under this Plan.

         (b) The Administration Committee's exercise of discretionary authority to interpret, construe and apply the terms of the Plan, and all its determinations, interpretations and applications shall:

                  (i) be binding upon any individual claiming benefits under this Plan, including, but not limited to, an employee, former employee, the estate of an employee or former employee, any beneficiary of an employee or former employee, and any alternate payee;

                  (ii) be given deference in all courts of law to the greatest extent allowable by applicable law; and

                  (iii) not be overturned or set aside by any court of law unless found to be arbitrary and capricious, or made in bad faith.

         (c) If the discretionary authority in this section is exercised with respect to an individual who is a member of the Administration Committee, the authority shall be exercised solely and exclusively by the other members.

         (d) Any discretionary actions of the Administration Committee or Board of Directors shall be taken in a manner that does not discriminate in favor of Highly Compensated Employees.

15.08        Standard of Committee Conduct
             -----------------------------
             . The members of the Committees shall use that degree of care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims in accordance with the documents and instruments governing the Plan and Title I of the Employee Retirement Income Security Act.

15.09        Claims Procedures
             -----------------
         Claims for benefits by a Participant or beneficiary shall be made in writing to the Administration Committee. In accordance with regulations established by the United States Department of Labor, the Administration Committee shall establish procedures for full and fair review of claims. The procedures shall:

         (a) provide adequate notice in writing to any Participant or beneficiary whose claim for benefits is denied with the specific reason for the denial, and

         (b) afford a reasonable opportunity for a full and fair review by the Administration Committee to any Participant or beneficiary whose claim is denied.


       Section 16 - General Provisions
       -------------------------------

16.01        Exclusive Benefit
             -----------------
             . No part of the Trust Funds shall be used for or diverted for purposes other than for the exclusive benefit of Participants or their beneficiaries.


16.02    No Alienation or Assignment
         ---------------------------
         . No right or interest of any Participant in the Plan, or in the Participant's account, shall be assignable or transferable, or subject to any lien, in whole or in part, either directly or by operation of law, or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner, and no right or interest of any Participant in the Plan or in the Participant's account shall be liable for, or be subject to, any obligation or liability of such Participant. Notwithstanding the foregoing, in the event that a qualified domestic relations order, as defined in Section 414(p) of the Code and Section 206(d) of ERISA ("QDRO"), is received by the Administration Committee, benefits shall be payable in accordance with such order. Payments may be made prior to the Participant's "earliest retirement age" (as defined in Section 414
         (p) of the Code and Section 206(d) of ERISA) pursuant to a QDRO. The amount payable to the Participant and to any other person, other than the alternate payee named in the order, shall be adjusted accordingly. The Administration Committee is authorized to issue procedures to effectuate the requirements for administering a QDRO. If the Administration Committee is in receipt of a domestic relations order, or if the Administration Committee is otherwise aware in writing that a QDRO affecting a Participant's account is being sought, the Administration Committee may take such action as necessary (including, without limitation, restricting the Participant's ability to withdraw, borrow, or direct the investment of funds in the Participant's account) in order to administer the Plan consistently with the terms of any such QDRO. The provisions of this section may be applied retroactively.



16.03      Risk Assumed by Participant
           ---------------------------
             . Each Participant assumes all risk connected with any decrease in the market price of any securities in the respective Investment Funds, and such funds shall be the sole source of payments to be made under this Plan. Further, Participants who request access to the telephone instruction

             ("voice mail") system for the Plan shall be responsible for maintaining the confidentiality of their "personal identification numbers" by which Participants gain access to account information and initiate Plan transactions.


16.04        Plan Amendment or Termination
             -----------------------------
             . The Company reserves the right to amend, modify, suspend, or terminate the Plan, pursuant to written resolutions and written Plan amendments adopted or authorized by the Board of Directors; provided no amendment, modification, suspension, or termination of the Plan shall have the effect of providing that the funds held in trust by the Trustee or the earnings thereof may be used for or devoted to purposes other than the Plan. In addition, and subject to the foregoing limitation, the Administration Committee shall have the authority to amend the Plan pursuant to written Plan amendments (a) to comply with changes required by law, or (b) to make any other change to the Plan, provided that any such change has no adverse financial impact on the Company and no adverse impact on the rights of Participants. In case the Plan is terminated, or in the event of a partial termination or a discontinuance of Company Contributions having the effect of such termination, the interest of each Participant, so affected, in all amounts allocated to the Participant shall vest immediately.


16.05    Plan Expenses
         -------------
         . Brokerage commissions, investment manager fees, transfer taxes and other charges and expenses in connection with the purchase or sale of
         securities shall be added to the cost of   such securities or deducted
         from the proceeds therefrom as the case may be. All other costs and expenses incurred in administering the Plan shall be paid by the Company; provided, however, that, effective July 1, 1991, all expenses of administration of the Plan may be paid out of the funds held in trust by the Trustee or the earnings thereof unless paid by the
         Company. Such expenses shall include any expenses incident to the functioning of the Committees, including, but not limited to, fees for accountants,actuaries, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses
         shall constitute a liability of the Plan.  However,  the   Company may
         reimburse the Plan for any administration expense incurred. Any administration expense paid to the Plan as a reimbursement shall not be considered a Company Contribution.


16.06    Effect of Plan on Employment Rights
         -----------------------------------
 .        The  establishment of the Plan shall not be construed as conferring any legal rights upon any Employee or any person for a continuation of employment nor shall it interfere with the rights of the Company to discharge any Participant and to treat the Participant without regard to the effect which such treatment might have upon the Participant as a Participant.

16.07    Participant Information
         -----------------------
 .        Each  Participant  shall be  required  to  furnish  the  Administration
         Committee with such information and data as may be considered necessary by the Administration Committee for the proper administration of the Plan. Evidence and data submitted in connection with the retirement program of the Company may be accepted and used by the Administration Committee under the Plan.


16.08    Plan Merger, Consolidation or Transfer
         --------------------------------------
 .        The Plan may not be merged or consolidated  with, nor may its assets or liabilities be transferred to, any other plan unless each Participant or beneficiary would if the resulting plan were then terminated receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.


     Section 17 - Qualified Domestic Relations Orders
     ------------------------------------------------

17.01        General
             -------
             . Notwithstanding the restriction against alienation and assignment stated in Section 16.02, the Administration Committee shall comply with the terms of any Qualified Domestic Relations Order.

         (a) For purposes of this Plan, a "Qualified Domestic Relations Order" means a Domestic Relations Order that creates or recognizes the existence of an Alternate

                  Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits that would otherwise be payable with respect to a Participant under the Plan.

         (b) For purposes of this Plan, a "Domestic Relations Order" shall mean any judgment, decree or order (including approval of a property settlement agreement) which: (i) relates to the provision of child support, alimony payments or marital property rights to a spouse, child or other dependant of a Participant; and (ii) is made pursuant to a state domestic relations law (including a community property law).

         (c) For purposes of this Plan, the term "Alternate Payee" shall mean any spouse, former spouse, child or other dependant of a Participant who is recognized by a Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

17.02        Required Provisions
             -------------------
             .    A  Domestic  Relations Order is a Qualified Domestic Relations
             Order only if it clearly specifies:

         (a) The name and the last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order;

         (b) The amount or percentage of the Participant's benefits the Plan shall pay to each Alternate Payee, or the manner in which the amount or percentage is to be determined;

         (c)      The  number  of payments or period to which the order applies;
                  and

         (d)      Each Plan to which the order applies.

         Notwithstanding the preceding provisions, a Domestic Relations Order that does not provide the specified address information can be a Qualified Domestic Relations order, if the Administration Committee has the necessary information from other sources.

17.03        Prohibited Provisions
             ---------------------
             . A Domestic Relations Order is a Qualified Domestic Relations order only if it:

         (a) Does not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, except as stated in Section 17.04 below;

         (b) Does not require the Plan to provide increased benefits determined on the basis of actuarial value; and
         (c) Does not require the payment of benefits to an Alternate Payee that are required to be paid to another Alternate Payee under an order previously determined to be a Qualified Domestic Relations Order.

17.04        Payments after Earliest Retirement Age
             --------------------------------------


         (a) A Domestic Relations order shall not be treated as failing to meet the requirements of Section 17.03(a), solely because the order requires payment to an Alternate Payee:

                  (i) In the case of any payment before a Participant has separated from service, on or after the date on which the Participant attains (or would have attained) the "earliest retirement age" as defined in subsection
                           (b) below;

                  (ii) As if the Participant had retired on the date on which payment is to begin under the order; and

                  (iii) In any form in which benefits may be paid under the Plan to the Participant.

         (b) For purposes of this Section, the term "earliest retirement age" means the earlier of:

                  (i) The date on which the Participant is entitled to a distribution under the Plan; or

                  (ii) The later of: (A) the date the Participant attains age 50; or (B) the earliest date on which the Participant could receive Plan benefits if the Participant had separated from service with the Company.

         (c) Notwithstanding any provisions of this Section 17.04 to the contrary, a Domestic Relations Order shall not be treated as failing to meet the requirements of Section 17.03(a), solely because the order requires payment to the Alternate Payee prior to the Participant's "earliest retirement age" as defined in subsection (b) above.

17.05      Plan Procedures
           ---------------

         (a) The Administration Committee shall apply the procedures in this Section, and may adopt additional appropriate procedures, to determine the qualified status of Domestic Relations Orders it receives and to administer distributions under Qualified Domestic Relations Orders.

         (b) The Administration Committee shall promptly notify the Participant and each Alternate Payee of the receipt of the Domestic Relations Order, and provide them with copies of the procedures the Plan will use in determining the qualified status of the order. If addresses are not specified in the order, the Administration Committee shall send notices to the last known addresses of these parties. The Participant and any Alternate Payee may designate a representative to receive copies of future communications from the Administration Committee regarding the order, by submitting a written request to the Administration Committee.

         (c) Within a reasonable period after receiving a Domestic Relations Order, the Administration Committee shall determine whether it is a Qualified Domestic Relations Order and shall notify the Participant, each Alternate Payee and any designated representatives of the determination.

         (d) During the period in which the issue of qualified status is being determined by the Administration Committee, by court of competent jurisdiction or otherwise, the Administration Committee shall separately account for the amounts which would have been payable to the Alternate Payee during the period if the order had been determined to be a Qualified Domestic Relations Order. The separate accounting is for record keeping and a segregation of fund assets is not required. The separately accounted amounts shall be treated in the following manner:

                  (i)      If the Domestic Relations Order (or a modification of
                           it) is determined to be a Qualified Domestic Relations Order within eighteen (18) months of the date on which the first payment would be required to be made under the order, the Administration Committee shall pay the amounts (including any interest) to the person or persons entitled to the payment.

                  (ii) If the Domestic Relations Order is determined not to be a Qualified Domestic Relations Order, or the issue is not resolved within the eighteen (18) month period specified above, the Administration Committee shall pay the amounts (including any interest) to the person or persons who would have been entitled to the amounts if there had been no order. In applying this provision, the Administration Committee may delay payments for the full eighteen (18) month period, even if an earlier determination of non-qualified status is made, if the Administration Committee has notice that the parties are attempting to remedy the order's deficiencies.

                  (iii) Any determination of qualified status that is made after the close of the eighteen (18) month period shall be applied prospectively only.


     Section 18 - Top-Heavy Requirements
     -----------------------------------

18.01      General Rules
           -------------

         (a) Notwithstanding any other Plan provisions to the contrary, the Top-Heavy Rules of this Section shall become effective for any Plan Year in which the Plan is a Top- Heavy Plan. The provisions of Code Section 416 are hereby incorporated by reference and control the application of this Section.

         (b) As stated in Section 1 in defining "Compensation", not more than $200,000 of Compensation (as adjusted) is taken into account under the Plan for a Participant, for any Plan Year beginning after December 31, 1988. This $200,000 limitation, without any adjustment, shall also apply for any earlier Plan Year in which the Plan is Top-Heavy.

         (c) As further set forth in this Section (and the Code), the Top-Heavy Rules mean that:

                  (i) Whether the Plan is Top-Heavy, or Super Top-Heavy, shall be determined by finding the Top-Heavy Ratio in accordance with Section 18.02.

                  (ii) If the Plan is Top-Heavy, or Super Top-Heavy, for a Plan Year, Non-Key Employees must receive Minimum
                           Required   Contributions   and  the  Minimum  Vesting
                           Schedule in Section 18.03 shall become applicable.

                  (iii) If the Plan is Super Top-Heavy for a Plan Year, the provisions of Section 18.05 shall apply in determining Maximum Annual Additions under Section 5 if the Employer also maintains a Defined Benefit Plan.

         (d) Notwithstanding the preceding provisions or any other provisions of the Plan, any requirements regarding a Top-Heavy vesting schedule and Minimum Required Contributions shall not apply to Employees covered by a collective bargaining agreement. However, the accounts of these Employees (if any) are considered in determining the Top-Heavy Ratio under
                  Section 18.02.

18.02      Determination of Top-Heaviness
           ------------------------------
                                      -59-

 .

         (a) Top-Heavy Plan: The Plan shall be considered a Top-Heavy Plan for a Plan Year if the Top-Heavy Ratio exceeds 60 percent, applying the principles in subsection (d) below.

         (b) Super Top-Heavy Plan: The Plan shall be considered a Super Top-Heavy Plan for a Plan Year if the Top-Heavy Ratio exceeds 90 percent, applying the principles in subsection (d) below.

         (c)      Top-Heavy Ratio:

                  (i) If the Company maintains one or more defined contribution plans (including any simplified employee pension plan) and the Company has not maintained any defined benefit plan which during the five year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this
                           Plan   alone  or  for  the  Required  or  Permissive
                           Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the five year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five year period ending on the Determination Date(s)), both computed in accordance with Code Section 416. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416.

                  (ii) If the Company maintains one or more defined contribution plans (including any simplified employee pension plan) and the Company maintains or has maintained one or more defined benefit plans which during the five year period ending on the Determination Date (s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with subsection (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Code
                           Section 416. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit, made in the five year period ending on the Determination Date.

                  (iii) For purposes of subsections (i) and (ii) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the twelve month period ending on the Determination Date, except as provided in Code Section 416 for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a
                           Participant: (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one Hour of Service with any employer maintaining the Plan at any time during the five year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, and any Rollover or Transferred Investments are taken into account will be made in accordance with Code Section 416. If any deductible employee contributions were made to the Plan, they will not be taken into account for purposes of computing the Top - Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the
                           Determination Dates that fall within the same calendar year.

         The accrued benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Company; or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

         (d) The Top-Heavy Ratio shall be determined in accordance with the following principles:

                  (i)      Accounts:  Except  as  provided  below in  subsection
                           (viii) below, all of a Participant's accounts are considered in determining the Top-Heavy Ratio.

                  (ii) Determination Date: The Top-Heavy Ratio is determined as of the Determination Date, which is the last day of the preceding Plan Year (except for the first Plan
                           Year). For example, if the Top-Heavy Ratio exceeds 60 percent on the last day of the 1998 Plan Year, the Plan is Top- Heavy for the 1999 Plan Year.

                  (iii) Valuation Date: Account balances shall be valued as of the most recent Valuation Date during the twelve-month period ending on the Determination Date.

                  (iv) Prior Distributions: Amounts in the accounts of a Participant include any distribution with respect to the Participant during the five-year period ending on the Determination Date.

                  (v) Key Employee Status: The determination as to whether an Employee is a Key Employee shall be made in accordance with Code Section 416(i). If a Key Employee ceases to be a Key Employee but continues to be employed, he or she will be treated as a non-Key Employee after the last year in which he or she must be considered a Key Employee under the preceding sentence. As of that date, or her accounts will be disregarded in computing the numerator and denominator of the Top-Heavy Ratio.

                  (vi) Required Aggregation of Plans: If the Plan is part of a Required Aggregation Group, the Top-Heavy Ratio must be determined by considering all plans in the group. A Required Aggregation Group consists of all qualified plans of the Company and any Subsidiary or Affiliate that include a Key Employee, plus any other plans that enable a Plan with a Key Employee to satisfy the nondiscrimination rules of Code Sections 401(a)(4) or 410.

                              A. Except as may otherwise be allowed under the permissive aggregation rules in subsection (vii) below, each plan in a Required Aggregation Group shall be considered Top-Heavy if the Top-Heavy Ratio for the group exceeds 60 percent. Conversely, if the Top-Heavy Ratio is 60 percent or less, no plan in the Required Aggregation Group shall be considered Top- Heavy.

                              B. The Top-Heavy Ratio is determined by adding the present value of the accrued benefits under all defined benefit plans and the account balances under all defined contribution plans in both the numerator and denominator of the Top-Heavy Ratio. If plans have different Determination Dates, the Determination Dates within the same calendar year are used in calculating the Top- Heavy Ratio. The present value of the accrued benefits under a Defined Benefit Plan shall be based only on the interest and mortality rates specified in that plan.

                      (vii) Permissive Aggregation Group: The Company may, but is not required to, determine the Top-Heavy Ratio on the basis of a Permissive Aggregation Group.

                              A. A Permissive Aggregation Group consists of all plans in a Required Aggregation Group, plus other plans that satisfy the nondiscrimination requirements of Code Sections 401(a)(4) and 410, when considered with the Required Aggregation Group.

                              B. If the Top-Heavy Ratio for the Permissive Aggregation Group is 60 percent or less, no plan in the group is Top-Heavy. If the Top-Heavy Ratio is greater than 60 percent, the Top-Heavy Rules apply to those plans that are part of the Required Aggregation Group, but not to the other plans that were permissively aggregated.

                      (viii) Rollover amounts and any plan-to-plan transfer amounts held under this Plan or any other plan, shall be taken into account in determining the Top-Heavy Ratio only if required by the following rules:

                              A. If a transfer is initiated by the Employee and made between plans maintained by different employers, the transferring plan continues to count the transferred amount under the rules for counting distributions.

                              B. If the transfer is not initiated by the Employee or if it is made to a plan maintained by the same employer, the transferring plan shall no longer count the amount transferred and the receiving plan shall count the amount transferred.

                              C. For purposes of this subsection, the Company, and any Subsidiary or Affiliate shall be treated as the same employer.

18.03      Top-Heavy Vesting Schedule
           ---------------------------

         (a) For any Plan Year that the Plan must be considered Top-Heavy, a Participant's vested interest in Company Contributions shall be determined in accordance with the following Minimum Vesting Schedule or the vesting schedule in Section 9, whichever provides the Participant with the greatest vested interest. Any Minimum Required Contribution described in Section 18.04 (to the extent required to be nonforfeitable under the Minimum Vesting Schedule below) may not be forfeited under Code Sections 411(a)(3)(B) or 411(a)(3)(D).

         (b)      The Minimum Vesting Schedule is:

                  Years of Service                   Vested Percentage
                  -----------------                  -----------------
                  Less than 3 years                         0%
                  3 years or more                         100%

         (c) Once applicable for a Plan Year, the Minimum Vesting Schedule applies to Company Contributions accrued before or after the Plan became Top-Heavy. This includes accruals before the 1984 Plan Year when the Top-Heavy Rules became effective. Notwithstanding the preceding sentence:

                  (i) Accounts of a Participant who does not have an Hour of Service after the Plan becomes Top-Heavy shall not be subject to the Minimum Vesting Schedule; and

                  (ii) Account balances which were forfeited before the Plan became Top-Heavy do not vest.

         (d) The vesting provisions of Section 9 shall again become applicable for Company Contributions that are made for Plan Years after the Plan ceases to be Top-Heavy.
                  However, if this change in vesting schedule occurs:

                  (i) The vested percentage of a Participant in Company Contributions before the Plan ceased to be Top-Heavy shall not be reduced; and

                  (ii) To the extent required by the Code, Participants shall be given the option to remain under the Minimum Vesting Schedule, even for Plan Years after the Plan is no longer Top-Heavy.

18.04    Minimum Required Contribution
         -----------------------------

         (a) In General: If the Plan is Top-Heavy for a Plan Year, each non-Key Employee described in subsection (b) below must receive the Minimum Required Contribution described in subsection (c) below. Further, such a minimum contribution cannot be forfeited under Code Section 411(a)(3)(B) (suspension of benefits to rehired retiree) or Code Section 411(a)(3)(D) (forfeiture upon withdrawal of mandatory Employee contributions), even if the rules of those Code Sections would otherwise be applicable under other provisions of the Plan.

         (b) Non-Key Employees: The Minimum Required Contribution shall be made for each non-Key Employee who has not separated from the service of the Employer as of the last day of the Top-Heavy Plan Year, provided he or she has satisfied the eligibility requirements in Section 2. Such an Employee shall receive the Minimum Required Contribution, without regard to or her Hours of Service or Compensation, and whether or not he or she elects to make Regular Investments for the Plan Year.

         (c)      Minimum Required Contribution:

                  (i) Except as otherwise provided in subsection (d) below, the Minimum Required Contribution for each Top-Heavy Plan Year shall be the lesser of:

                              A.       Three percent of Compensation; or

                              B. The highest percentage of Compensation that is provided to any Key Employee as contributions by the Company.

                      The second alternative in the above formula cannot be used if this Plan is used to enable a defined benefit plan of the Company to satisfy Code Sections 401(a)(4) or 410(b).

                      (ii) All contributions by the Company to the accounts of each Participant shall be considered in determining the highest percentage that was contributed for a Key Employee, and whether the non-Key Employee has received the Minimum Required Contribution. This includes Pre-tax Investments and Additional Pre-Tax Investments.

                      (iii) However, Pre-tax Investments and Additional Pre-Tax Investments that are made for a non-Key Employee are not considered in determining whether the contributions for the non-Key Employee equal the Minimum Required Contribution.

                      (iv) If the non-Key Employee also participates in another defined contribution plan of the Company or a Subsidiary or Affiliate that is Top-Heavy for the Plan Year, only one plan must provide the Minimum Required Contribution. In such a case, the Minimum Required Contribution shall be made under this Plan.

             (d) Non-Key Employee in Defined Benefit Plan: If a non-Key Employee participates in this Plan and a defined benefit plan that is included in a Required Aggregation Group that is Top-Heavy, the defined benefit plan shall provide the minimum benefit required by Code Section 416. This shall be done as set forth in the defined benefit plan. Based on this action by the defined benefit plan, no Minimum Required Contribution will be made to this Plan.

18.05    Maximum Annual Addition under Super Top-Heavy Plan
         --------------------------------------------------

         (a) For Plan Years that begin before January 1, 2000, if the Plan is Super Top-Heavy for any Plan Year, then for purposes of the Code Section 415 limitation described in Section 5, the dollar limitations in the denominator of the defined benefit fraction and the defined contribution Fraction shall each be multiplied by 1.0, not 1.25.

         (b) If the reduction to 1.0 under subsection (a) above would cause a Participant to exceed the combined limit on contributions and benefits under Code Section 415, the application of subsection (a) above will be suspended as to such Participant until the Participant no longer exceeds the combined limitation, as modified by subsection (a) above. During such a suspension period, the Participant will not accrue benefits under any defined benefit plan or receive contributions (or forfeitures) under this or any other defined contribution plan of the Company or a Subsidiary or Affiliate.


                  The  Company  has  caused  this  Plan to be  signed  by a duly
authorized officer or member of the Administration Committee on this     day of
                                                                     ---
                 , 1999.
----------------

                                             AGWAY, INC.



                                             By:
                                                /s/
                                                -------------------------
                                             Title:
                                                /s/
                                                -------------------------

                                   APPENDIX A
                                   ----------

                  AGWAY, INC. EMPLOYEES' THRIFT INVESTMENT PLAN


                             Participating Employers
                             -----------------------


                                   Agway, Inc.

                            Agway Energy Products LLC

                             Agway Insurance Company

                              Country Best Florida,
                   a division of Agway Consumer Products, Inc.

                                   Telmark LLC

                                   B- PAGE 12


                                   APPENDIX B
                                   ----------

                  AGWAY, INC. EMPLOYEES' THRIFT INVESTMENT PLAN


   Distribution of Transferred Investments from the Midstate and Seedway Plans
   ---------------------------------------------------------------------------

           Pursuant to Section 12.12(b) of the Agway, Inc. Employees' Thrift Investment Plan ("Plan"), this Appendix B describes the manner in which a Plan Participant may elect to receive the Participant's Transferred Investments attributable to the Midstate Plan and/or the Seedway Plan following the Participant's termination of employment.

B.1          DETERMINATION OF BENEFITS UPON TERMINATION

                      (a) At the election of a  Participant  who has  terminated employment with the Company, the Administration Committee shall direct that the Participant's Transferred Investment attributable to the Midstate Plan and the Seedway Plan be distributed to the Participant. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section B.4, including but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder.

                      (b) Notwithstanding the above, if the total value of a terminated Participant's benefit under the Plan does not exceed $5,000, the Administration Committee shall direct that the entire benefit be paid to such Participant in a single lump-sum without regard to the consent of the Participant or the Participant's spouse.

B.2          DETERMINATION OF BENEFITS UPON DEATH

                      (a) Upon the death of a Participant before the Participant's termination of employment with the Company, all amounts credited as such Participant's Transferred Investments and attributable to the Midstate Plan and/or the Seedway Plan shall be distributed in accordance with the provisions of Sections B.5 and B.6.

                      (b) Upon the death of a Participant after the Participant's termination of employment with the Company, the distribution of any remaining amounts credited as such Participant's Transferred Investments attributable to the Midstate Plan and the

             Seedway Plan shall be made in accordance with the provisions of Sections B.4 and B.5.

                      (c) The  Administration  Committee may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant as the Administration Committee may deem desirable. The Administration Committee's determination of death and of the right of any person to receive payment shall be conclusive.

                      (d) Unless otherwise  elected in the manner  prescribed in
             Section B.5, the Beneficiary of the Pre-Retirement Survivor Annuity shall be the Participant's spouse. Except, however, the Participant may designate a Beneficiary other than the Participant's spouse for the Pre-Retirement Survivor Annuity if:

                              (1) the Participant and the  Participant's  spouse
                      have validly waived the Pre-Retirement Survivor Annuity in the manner prescribed in Section B.5, and the spouse has waived the Participant's or her right to be the Participant's Beneficiary, or

                              (2) the  Participant  is legally  separated or has
                      been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code
                      Section 414(p) which provides otherwise), or

                              (3)      the Participant has no spouse, or

                              (4)      the spouse cannot be located.

                      In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administration Committee. A Participant may at any time revoke the Participant's designation of a Beneficiary or change the Participant's Beneficiary by filing written notice of such revocation or change with the Administration Committee. However, the Participant's spouse must again consent in writing to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right. The Participant may, at any time, designate a Beneficiary for death benefits payable under the Plan that are in excess of the Pre- Retirement Survivor Annuity. In the event no valid designation of Beneficiary exists at the time of the Participant's death, the death benefit shall be payable to the Participant's estate.

B.3          DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

     In the event of a Participant's Total and Permanent Disability prior to the Participant's termination of employment with the Company, all amounts credited as such Participant's Transferred Investments attributable to the Midstate Plan and/or the Seedway Plan shall be distributed in accordance with the provisions of Sections B.4 and B.6. For purposes of this Section B.3, "Total and Permanent Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The disability of a Participant shall be determined by a licensed physician chosen by the Administration Committee. However, if the condition constitutes total disability under the federal Social Security Acts, the Administration Committee may rely upon such determination that the Participant is Totally and Permanently disabled for the purposes of this Plan.

B.4          DISTRIBUTION OF BENEFITS

             (a) (1) Unless otherwise elected as provided below, a Participant who is married on the "annuity starting date" and who does not die before the "annuity starting date" shall receive the value of the Participant's Transferred Investments attributable to the Midstate Plan and the Seedway Plan in the form of a Joint and Survivor Annuity. The Joint and Survivor Annuity is an annuity that commences immediately and shall be equal in value to a single life annuity. Such joint and survivor benefits following the Participant's death shall continue to the spouse during the spouse's lifetime at a rate equal to 50% of the rate at which such benefits were payable to the Participant. This Joint and Survivor Annuity shall be considered the designated qualified Joint and Survivor Annuity and automatic form of payment for the purposes of distributions of a Participant's Transferred Investments attributable to the Midstate Plan and the Seedway Plan. However, the Participant may elect to receive a smaller annuity benefit with continuation of payments to the spouse at a rate of seventy-five percent (75%) or one hundred percent (100%) of the rate payable to a
                      Participant during the Participant's lifetime which alternative Joint and Survivor Annuity shall be equal in value to the automatic Joint and 50% Survivor Annuity. An unmarried Participant shall receive the value of the Participant's Transferred Investments attributable to the Midstate Plan and the Seedway Plan in the form of a life annuity. Such unmarried Participant, however, may elect in writing to waive the life annuity. The election must comply with the provisions of this Section as if it were an election to waive the Joint and Survivor Annuity by a married Participant, but without the spousal consent requirement. The Participant may elect to have any annuity provided for in this Section distributed upon the attainment of the "earliest retirement age" under the Plan. The "earliest retirement age" is the earliest date on which, under the Plan, the Participant could elect to receive benefits.

                      (2) Any election to waive the Joint and Survivor Annuity must be made by the Participant in writing during the election period and must be consented to by the Participant's spouse. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if such guardian is the Participant, may give consent. Such election shall designate a Beneficiary (or a form of benefits) that may not be changed without spousal consent (unless the consent of the spouse expressly permits designations by the Participant without the requirement of further consent by the spouse). Such spouse's consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administration Committee that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by the Code. The election made by the Participant and consented to by the Participant's spouse may be revoked by the Participant in writing without the consent of the spouse at any time during the election period. The number of revocations shall not be limited. Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse.

                      (3) The election period to waive the Joint and Survivor Annuity shall be the 90 day period ending on the "annuity starting date."

                      (4) For purposes of this Section and Section B.5, the "annuity starting date" means the first day of the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitles the Participant to such benefit.

                      (5) With regard to the election, the Administration Committee shall provide to the Participant no less than 30 days and no more than 90 days before the "annuity starting date" a written explanation of:

                            (i) the terms and conditions of the Joint and Survivor Annuity, and

                           (ii) the Participant's right to make and the effect of an election to waive the Joint and Survivor Annuity, and

                          (iii)        the  right of the Participant's spouse to
                      consent to any election to    waive the Joint and Survivor
                      Annuity, and

                           (iv) the right of the Participant to revoke such election, and the effect of such revocation.

                      Notwithstanding the foregoing of this paragraph 5, the annuity starting date for a distribution in a form other than a qualified Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation described above, provided: (A) the participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the qualified Joint and Survivor Annuity and elect (with spousal consent) to a form of distribution other than a qualified Joint and Survivor Annuity; (B) the Participant is permitted to revoke any affirmative distribution election at least until the annuity starting date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the qualified joint and Survivor Annuity is provided to the Participant; and (C) the annuity starting date is a date after the date that the written explanation was provided to the

                      Participant.

                      (b) In the event a married Participant duly elects pursuant to paragraph (a)(2) above not to receive the Participant's benefit in the form of a Joint and Survivor Annuity, or if such Participant is not married, in the form of a life annuity, the Administration Committee, pursuant to the election of the Participant, shall direct the distribution to a Participant or the Participant's Beneficiary any amount to which he or she is entitled under the Plan in one or more of the following methods:

                      (1)     One lump-sum payment in cash or in property; or

                      (2) Purchase of or providing an annuity. However, such annuity may not be in any form that will provide for payments over a period extending beyond either the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and the Participant's designated Beneficiary).

                      (c) The present value of a Participant's Joint and Survivor Annuity may not be paid without the Participant's written consent if the value of the Participant's total Plan benefit exceeds $5,000. Further, the spouse of a Participant must consent in writing to any immediate distribution. If the value of the Participant's total Plan benefit does not exceed $5,000, the Administration Committee may immediately distribute such benefit without such Participant's consent. No distribution may be made under the preceding sentence after the "annuity starting date" unless the Participant and the Participant's spouse consent in writing to such distribution. Any written consent required under this paragraph must be obtained not more than 90 days before commencement of the distribution and shall be made in a manner consistent with Section B.4(a)(2).

                      (d) Any distribution to a Participant who has a total Plan benefit which exceeds $5,000 shall require such Participant's consent. With regard to this required consent:

                      (1) No consent shall be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan that would satisfy the notice requirements of Code Section 417.

                      (2) The Participant must be informed of the Participant's right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under Section B.4(e).

                      (3) Notice of the rights specified under this paragraph shall be provided no less than 30 days and no more than 90 days before the "annuity starting date".

                      (4) Written consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than 90 days before the "annuity starting date".

                      (5) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

             Notwithstanding the foregoing of this subsection (d), the annuity starting date for a distribution in a form other than a qualified Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation described above, provided: (A) the participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the qualified Joint and Survivor Annuity and elect (with spousal consent) to a form of distribution other than a qualified Joint and Survivor Annuity; (B) the Participant is permitted to revoke any affirmative distribution election at least until the annuity starting date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the qualified joint and Survivor Annuity is provided to the Participant; and (C) the annuity starting date is a date after the date that the written explanation was provided to the Participant.

                      (e) Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant's Transferred Investments attributable to the Midstate Plan and the Seedway Plan, made on or after January 1, 1985, whether under the Plan or through the purchase of an annuity Contract, shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder (including Regulation Section 1.401(a)(9)-2), the provisions of which are incorporated herein by reference:

                      (1) A Participant's Transferred Investments attributable to the Midstate Plan and the Seedway Plan shall be distributed to the Participant not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2, or (ii) the calendar year in which the Participant terminates employment with the Company, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" at any time during the five (5) Plan Year period ending in the calendar year in which the Participant attains age 70 1/2 or, in the case of a Participant who becomes a "five (5) percent owner" during any subsequent Plan Year, clause (ii) shall no longer apply and the required beginning date shall be the April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends. Alternatively, distributions to a Participant must begin no later than the applicable April 1st as determined under the preceding sentence and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) or, if benefits are paid in the form of a Joint and Survivor Annuity, the life expectancy of the Participant (or the life expectancies of the Participant and the Participant's designated Beneficiary). For Plan Years beginning after December 31, 1988, clause (ii) above shall not apply to any Participant unless the Participant had attained age 70 1/2 before January 1, 1988 and was not a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 1/2 or any subsequent Plan Year.

                      (2) Distributions to a Participant and the Participant's Beneficiaries shall only be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G).

                      (f) For purposes of this Section, the life expectancy of a
             Participant and a Participant's spouse (other than in the case of a life annuity) shall be redetermined annually in accordance with Code Section 401(a)(9). Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Treasury Regulation Section 1.72-9.

                      (g) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have the Participant's retirement benefit paid in an alternative method acceptable under Code Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

B.5          DISTRIBUTION OF BENEFITS UPON DEATH

                      (a)  Unless   otherwise   elected  as  provided  below,  a
             Participant who has Transferred Investments attributable to the Midstate Plan or the Seedway Plan, who dies before the annuity starting date, and who has a surviving spouse shall have the Pre-Retirement Survivor Annuity paid to the Participant's surviving spouse. The Participant's spouse may direct that payment of the Pre-Retirement Survivor Annuity commence within a reasonable period after the Participant's death. If the spouse does not so direct, payment of such benefit will commence at the time the Participant would have attained age 62. However, the spouse may elect a later commencement date. Any distribution to the Participant's spouse shall be subject to the rules specified in Section B.5(h). For purposes of this Section, "Pre-Retirement Survivor Annuity" means an immediate annuity for the life of the Participant's spouse, the payments under which must be equal to the actuarial equivalent of 50% of the Participant's Transferred Investments attributable to the Midstate Plan and the Seedway Plan as of the date of death.

                      (b) Any  election  to waive  the  Pre-Retirement  Survivor
             Annuity before the Participant's death must be made by the Participant in writing during the election period and shall require the spouse's irrevocable consent in the same manner provided for in Section B.4(a)(2). Further, the spouse's consent must acknowledge the specific nonspouse Beneficiary. Notwithstanding the foregoing, the nonspouse Beneficiary need not be acknowledged, provided the consent of the spouse acknowledges that the spouse has the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elects to relinquish such right.

                      (c) The election period to waive the Pre-Retirement Survivor Annuity shall begin on the first day of the Plan Year in which the Participant attains age 35 and end on the date of the Participant's death. An earlier waiver (with spousal consent) may be made provided a written explanation of the Pre-Retirement Survivor Annuity is given to the Participant and such waiver becomes invalid at the beginning of the Plan Year in which the Participant turns age 35. In the event a Participant separates from service prior to the beginning of the election period, the election period shall begin on the date of such separation from service.

                      (d) With regard to the election, the Administration Committee shall provide each Participant within the applicable period a written explanation of the Pre- Retirement Survivor Annuity containing comparable information to that required pursuant to Section B.4(a)(5). For the purposes of this paragraph, the term "applicable period" means, with respect to a Participant, whichever of the following periods ends last:

                              (1) The period beginning with the first day of the
                      Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

                              (2) A reasonable period after the individual becomes a Participant. For this purpose, in the case of an individual who becomes a Participant after age 32, the explanation must be provided by the end of the three-year period beginning with the first day of the first Plan Year for which the individual is a Participant;

                              (3) A reasonable period ending after the Plan no longer fully subsidizes the cost of the Pre-Retirement Survivor Annuity with respect to the Participant;

                              (4) A reasonable period ending after Code Section 401(a)(11) applies to the Participant; or

                              (5) A reasonable period after separation from service in the case of a Participant who separates before attaining age 35. For this purpose, the Administration Committee must provide the explanation beginning one year before the separation from service and ending one year after separation.

                      (e) The  Pre-Retirement  Survivor  Annuity provided for in this Section shall apply only to Participants who are credited with an Hour of Service on or after August 23, 1984. Former Participants who are not credited with an Hour of Service on or after August 23, 1984 shall be provided with rights to the Pre-Retirement Survivor Annuity in accordance with Section 303(e)(2) of the Retirement Equity Act of 1984.

                      (f) If the total value of the Participant's  Plan benefit, including the Pre- Retirement Survivor Annuity, does not exceed $5,000, the Administration Committee shall direct the immediate distribution of such amount to the Participant's spouse. No distribution may be made under the preceding sentence after the annuity starting date unless the spouse consents in writing. If the value exceeds $5,000, an immediate distribution of the entire amount may be made to the surviving spouse, provided such surviving spouse consents in writing to such distribution. Any written consent required under this paragraph must be obtained not more than 90 days before commencement of the distribution and shall be made in a manner consistent with Section B.4(a)(2).

                      (g) In  the  event  there  is an  election  to  waive  the
             Pre-Retirement Survivor Annuity, for death benefits in excess of the Pre-Retirement Survivor Annuity, and for death benefits for unmarried Participants, such death benefits shall be paid to the

             Participant's Beneficiary by either of the following methods, as elected by the Participant (or if no election has been made prior to the Participant's death, by the Participant's Beneficiary) subject to the rules specified in Section B.5(h):

                            (1)   One lump-sum payment in cash or in property;or

                            (2) If death benefits in excess of the Pre-Retirement Survivor Annuity are to be paid to the surviving spouse, such benefits may be paid pursuant to
                      (1) above, or used to purchase an annuity so as to increase the payments made pursuant to the Pre-Retirement Survivor Annuity.

                      (h) Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9).

                      (1) If the distribution of a Participant's interest has begun and the Participant dies before the Participant's entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section B.4 as of the Participant's date of death.

                      (2) If a Participant dies before the Participant has begun to receive any distributions of the Participant's interest in the Plan or before distributions are deemed to have begun, then the Participant's death benefit shall be distributed to the Participant's Beneficiaries in accordance with the following rules, subject to Subsections B.5(h)(3) and B.5(i) below:

                            (i) The entire death benefit shall be distributed to
                      the Participants beneficiaries by December 31st of the calendar year in which the fifth anniversary of the Participant's death occurs;

                           (ii) The 5-year distribution requirement of (i) above
                      shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated Beneficiary. In such event, such portion shall be distributed over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary) provided such distribution begins not later than December 31st of the calendar year immediately following the calendar year in which the Participant died;

                          (iii) However,  in the event the Participant's  spouse
                      (determined as of the date of the Participant's death) is the Participant's designated Beneficiary, the provisions of (ii) above shall apply except that the requirement that distributions commence within one year of the Participant's death shall not apply. In lieu thereof, distributions must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to such spouse begin, then the 5-year distribution requirement of this Section shall apply as if the spouse was the Participant.

                      (3) Notwithstanding subparagraph (2) above, if a Participant's death benefits are to be paid in the form of a Pre-Retirement Survivor Annuity, then distributions to the Participant's surviving spouse must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2.

                      (i) For purposes of Section  B.5(h)(2),  the election by a designated Beneficiary to be excepted from the 5-year distribution requirement must be made no later than December 31st of the calendar year following the calendar year of the Participant's death. Except, however, with respect to a designated Beneficiary who is the Participant's surviving spouse, the election must be made by the earlier of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died or, if later, the calendar year in which the Participant would have attained age 70 1/2; or (2) December 31st of the calendar year which contains the fifth anniversary, of the date of the Participant's death. An election by a designated Beneficiary must be in writing and shall be irrevocable as of the last day of the election period stated herein. In the absence of an election by the Participant or a designated Beneficiary, the 5-year distribution requirement shall apply.

                      (j) For purposes of this Section, the life expectancy of a
             Participant and a Participant's spouse (other than in the case of a life annuity) shall be redetermined annually in accordance with the Code. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Treasury Regulation Section 1.72-9.

                      (k) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have the Participant's death benefits paid in an alternative method acceptable under Code Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

B.6          TIME OF SEGREGATION OR DISTRIBUTION

     Except as limited by Sections B.4 and B.5, whenever a distribution is to be made, or a series of payments are to commence, on or as of a particular date, the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable, but in no event later than 180 days after the date. However, unless a Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (a) the date on which the Participant attains age 65; (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or (c) the date the Participant terminates the Participant's service with the Employer.

             Notwithstanding the foregoing, the failure of a Participant and, if applicable, the Participant's spouse, to consent to a distribution pursuant to Section B.4(d), shall be deemed to be an election to defer the commencement of payment of any benefit sufficient to satisfy this Section.

B.7    DISTRIBUTION FOR MINOR BENEFICIARY

            In the event a distribution is to be made to a minor, then the Administration Committee may direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his or her residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor Beneficiary shall fully discharge the Company and the Plan from further liability.

B.8     LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

            In the event that all, or any portion, of the distribution payable to a Participant or the Participant's beneficiary hereunder shall, at the Participant's attainment of age 65 remain unpaid solely by reason of the inability of the Administration Committee, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or the Participant's Beneficiary, the amount so distributable shall be forfeited. In the event a Participant or Beneficiary is located subsequent to his or her benefit being reallocated, such benefit shall be restored by the Company.


                                      A-12